EX10.1

[Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Exhibit that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

RETAILER PROGRAM AGREEMENT
(Select Comfort)

THIS RETAILER PROGRAM AGREEMENT (the “Agreement”) is made effective as of January 1, 2014 (the “Effective Date”), by and between Synchrony Bank, formerly known as GE Capital Retail Bank, a federal savings bank located at 170 Election Road, Suite 125, Draper, Utah 84020 (“Bank”), Select Comfort Corporation (“Select Comfort”) Select Comfort Retail Corporation (“SCRC” and collectively with Select Comfort, “Retailer”).

Whereas, Retailer and Bank are parties to that certain Amended and Restated Private Label Consumer Credit Card Program Agreement dated as December 14, 2005 (as amended, the “Prior Program Agreement”), pursuant to which Bank has made consumer credit available to qualified customers of Retailer for the purchase of goods and services from Retailer (the “Prior Program”).

Whereas, Bank is willing to continue to provide an open-end credit program to qualified customers of Retailer on the terms set forth in this Agreement (including any successor program thereto, the “Program”).

Whereas, under the Program, (i) customers may finance the purchase of goods and services provided by Retailer and (ii) Retailer will accept credit cards issued under the Program (“Cards”) and will process applications and credit transactions for credit accounts established by Bank (“Accounts”).

NOW, THEREFORE, in consideration of the following terms and conditions and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Bank and Retailer agree as follows:

1.    Effect on Prior Program Agreement.

Bank and Retailer hereby agree that this Agreement shall amend, restate and replace the terms and conditions of the Prior Program Agreement as of the Effective Date, and that this Agreement shall hereafter govern for all purposes the relationship of the parties with respect to the offering of revolving consumer credit to qualifying customers of Retailer, as contemplated herein, from the Effective Date forward. Without limiting the foregoing, Bank and Retailer agree that (i) all Accounts, Accountholders/Cardholders, Accountholder/Cardholder Information and Charge Transaction Data arising under or accruing in connection with the Prior Program Agreement shall be subject to and governed by this Agreement on and after the Effective Date of this Agreement, and (ii) except as otherwise expressly set forth herein, any right, privilege, benefit, issue, claim or dispute that relates to or otherwise accrued during the Term of the Prior Program shall be governed by the terms of the Prior Program Agreement. Without limiting the foregoing, no Volume Rebate otherwise payable under the Prior Program Agreement from and after the Effective Date will be payable and the terms of this Agreement, including the Volume Discounts provided for under Section 6(h)), shall instead apply with respect to all Net Program Sales made from and after the Effective Date.

2.	Bank’s Obligations.

Bank’s obligations include the following:

(a)
Perform its responsibilities under this Agreement and the Program and conduct its activities as a Bank, to the extent relating to the Program, including its policies, services, practices, solicitations and advertising in compliance with all applicable laws (as defined in Section 25(g)(iv)) and the terms and conditions of this Agreement;

(b)	With respect to customers of Retailer:

(i)	Extend consumer credit to qualified customers of Retailer in accordance with this Agreement and the Accountholder Agreements; and

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(ii)	Establish (and modify from time to time in its discretion) Accountholder finance charge rates and other fees and Account terms; and

(iii)	Promptly determine and communicate its decision with respect to any application for a Card and assign (and modify from time to time in its discretion) credit lines, and

(iv)	Promptly authorize charges to a Card and otherwise service Accounts; and

(v)	Provide customer service personnel for customer inquiries; and

(vi)	Receiving and posting payments, collecting Accounts and taking all further actions Bank deems necessary or appropriate in connection with Account administration.

(c)
Provide a point-of-sale process and corresponding Program materials and support personnel for Retailer to access to solicit, submit and/or enter customer applications and Card transactions for authorization and processing;

(d)	Provide to Retailer a guide or manual which shall set forth instructions on how to submit and process transactions, as well as other relevant Program information (the “Operating Procedures”);

(e)	Provide to Retailer the approved and legally compliant forms of credit disclosures (credit applications, terms, privacy policies, promotional requirements, etc.) and updates as they are published;

(f)	Establish (and modify from time to time in its discretion) the credit criteria used to evaluate applications for Cards;

(f)	Produce and distribute Cards and Card carriers in accordance with the design as described in Section 14; and

(e)	Contact Retailer in the event of any dispute requiring support from Retailer to resolve, which is made by an individual who has an Account under the Program (an “Accountholder”).

3.    Retailer’s Obligations.

Retailer’s obligations include the following:

(a)	Honor the Card as a method of payment for purchases and use commercially reasonable efforts to promote the Program through all sales channels;

(b)
Promote, receive and process credit applications for Accounts from non-commercial customers and otherwise operate the Program, each in accordance with this Agreement and the Operating Procedures (e.g., ensure that requested fields are completed, verify identification, provide required terms and disclosures, etc.), without discrimination of any kind;

(c)	Process only bona fide charges and credits and transmit them to Bank in the required format, as set forth in the Operating Procedures;

(d)
Except for Account applications sent directly to the Bank by applicants, follow all procedures provided to it by Bank in taking and promptly submitting to Bank credit applications for Accounts, ensure that all credit applications received in-store are signed in person by the applicant; and provide to each applicant at the time the credit application is received by Retailer a complete and current copy of the applicable terms and conditions and privacy policy that applies to the Account as furnished to it by the Bank;

(e)
Ensure that all information, about the Program (other than Bank’s printed terms and other Program materials furnished by the Bank), and all Program advertising conducted by Retailer, provided or directed to prospective applicants, customers and Accountholders is complete and accurate and is approved by the Bank or otherwise follows the Operating Procedures, and refer prospective applicants and customers to the printed Program terms for detailed information;

(f)	Only use documents and forms in connection with the Program that were provided to Retailer, or approved in writing, by Bank (and only the latest version of such documents so provided by the Bank)

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and refrain from modifying any such approved documents or forms without Bank’s prior written consent;

(g)
Except for Account applications sent directly to the Bank by applicants, provide to consumers at the time a transaction is completed, or an application is accepted, all disclosures, including, without limitation, promotional disclosures, that are required by the Operating Procedures or otherwise communicated to Retailer by Bank;

(h)
Cooperate in the resolution of any Accountholder disputes; respond within twenty (20) days to any dispute forwarded to Retailer from Bank, and forward to Bank promptly after receipt by Retailer copies of any communication relating to an Account received from any person;

(i)
Obtain an authorization code from Bank on all transactions prior to submission, or call Bank’s voice authorization facility as per the Operating Procedures prior to completion of a transaction in any case involving suspicious or unusual circumstances, including those in which the signature on the sales slip does not match the signature on the Card;

(j)	Maintain legally compliant return and exchange policies that are clearly and conspicuously disclosed to customers;

(k)
Comply in all respects at all times with applicable laws, the terms of this Agreement, the Operating Procedures as such Operating Procedures may be modified or updated from time to time by Bank and, as provided in Section 17, accepted by Retailer, and other bulletins provided to Retailer from time to time that supplement the Operating Procedures as necessary to ensure that the Program complies with Applicable Law;

(l)	Train its personnel sufficiently or, at Retailer’s option permit Bank to conduct training of Retailer personnel, so as to be able to properly fulfill its responsibilities under the Program;

(m)	Deliver the goods and services covered by any charge processed under Section 4 prior to or at the time the charge is processed;

(n)	Not implement any employee incentive program that is related to the Program unless the employee incentive program has been mutually agreed to by the parties in writing; and

(o)
If applicable, in the case of an Absentee Purchase, follow the procedures for Card-Not-Present Purchase transactions as provided for in the Operating Procedures and this Agreement. “Absentee Purchase” means a purchase of any of products or services from Retailer charged to an Account where the Account information necessary to effect the purchase is provided on the telephone, by mail or through Retailer’s website, and includes any purchase made in the absence of a Card.

4.    Settlement Process/Payment for Charges.

(a)
As part of Retailer’s obligations to Bank in connection with the Program, Retailer agrees to transmit to Bank, promptly, but in any event, no longer than five (5) days after the transaction date, complete information about all charges and credits to Accounts (“Charge Transaction Data”) occurring since the immediately previous transmission, as provided in the Operating Procedures. Upon receipt of the Charge Transaction Data, and provided no circumstance exists that would entitle Bank to give notice of termination of this Agreement pursuant to Section 19 (b), Bank will deposit to a bank account designated by Retailer the total amount of all charges reflected in such Charge Transaction Data, less the total of (i) any credits reflected in such Charge Transaction Data, (ii) any amounts being charged back to Retailer, and (iii) any Retailer Fees, which Bank may choose to deduct on a daily or monthly basis, in its discretion (and corrections to any such fees based on erroneous information submitted by Retailer), unless Bank elects to separately bill Retailer for such fees. Retailer will transmit Charge Transaction Data to Bank as provided above and otherwise in accordance with the Operating Procedures. If Charge Transaction Data is received by Bank’s processing center before 5:00 p.m. (central time) on any business day, Bank will process the Charge Transaction Data and initiate payment on the same business day. If the Charge Transaction Data is received after 5:00 p.m. (central

EX10.1

time) on any business day, or at any time on a day other than a business day, Bank will process the Charge Transaction Data and initiate payment on the first business day thereafter.

(b)
Notwithstanding any other provision of this Agreement, Bank will have the right to net, setoff or recoup any amounts due to it under this Agreement against any amounts owing to Retailer under this Agreement; provided, however, that Bank will XXXX. If at any time, the amount Bank owes Retailer is less than the amount Retailer owes Bank (without regard to any Reserve Account established pursuant to Section 3(c) hereof), Retailer agrees to pay Bank the net difference. Retailer hereby authorizes Bank to initiate ACH credits and debits to Retailer’s designated bank account for purposes of settling transactions hereunder. Nothing in this Section 4(b) or any other provision of this Agreement is intended to limit either party’s common law rights of setoff and recoupment. Each party further acknowledges that, for purposes of determining their rights of recoupment hereunder, Retailer’s payment obligations to Bank hereunder, including Bank’s right to receive chargebacks and credits under this Agreement, and Bank’s obligation to settle with Retailer for Charge Transaction Data pursuant to the preceding Section 4(a) shall be deemed to be a “single integrated transaction”. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(c)
If Bank determines that Retailer has breached a Financial Covenant on Appendix B and has not provided a Letter of Credit, then Bank may withhold from the settlement payments otherwise due Retailer an amount Bank deems necessary to fund a non-interest bearing reserve account (the “Reserve Account”). Bank shall be the sole owner of the Reserve Account (if any), and may (but need not) debit the Reserve Account from time to time to satisfy any amounts owed by Retailer to Bank. However, Bank will return to Retailer any amounts remaining in the Reserve Account no later than XXXX after termination of Retailer’s participation in the Program (the “Final Liquidation Date”). [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(d)
Retailer will not process any charge for more than the sale price of the goods or services (including taxes) or impose any surcharge on transactions made under the Program, and will not require the Accountholder to pay any part of any charge assessed by Bank to Retailer, whether through any increase in price or otherwise, or to pay any contemporaneous finance charge in connection with the transaction charged to an Account. Notwithstanding the forgoing, Retailer may offer discounts from the selling price for payments made with cash. Additionally, Retailer will not accept any payments from an Accountholder for charges billed on an Account, and will instead refer the Accountholder to Bank’s payment address. If for any reason, Retailer inadvertently receives an Accountholder payment, Retailer will hold such payment in trust for Bank and will promptly forward such payment to Bank for processing. Additionally, Retailer hereby grants Bank a limited power of attorney to cash and retain for its own account any Accountholder payments on Accounts which are erroneously made out to Retailer.

5.    Bank to Extend Credit.

(a)
Accountholder Terms. Bank, in its reasonable discretion, after consultation and notice to Retailer (which notice may be made by email), may establish and modify, from time to time, (i) the ordinary finance charge rates applicable to credit extended to Accountholders, and (ii) all other terms upon which credit will be extended to Accountholders, including without limitation, repayment terms, default finance charges, late fees, overlimit charges, returned check charges, and other ordinary fees and charges.

(b)	Credit Review Point. Bank shall provide an internal credit allocation for the Program in the amount of the Credit Review Point. Bank shall not be obligated to make any extension of credit under the

EX10.1

Program if, after such extension, the aggregate indebtedness for all Accounts would exceed the Credit Review Point then in effect. If, at any time during the term of this Agreement, the aggregate indebtedness with respect to all Accounts equals or exceeds XXXX of the Credit Review Point then in effect (“CRP Threshold Date”), Bank will (i) promptly, but in no event later than thirty (30) days after the CRP Threshold Date, notify Retailer, (ii) review the Program and the Credit Review Point, and (iii) either increase the then existing Credit Review Point to accommodate existing indebtedness with respect to Accounts and anticipated growth or leave such Credit Review Point at its existing level. Bank will select one of the foregoing options in clause (iii) within 90 days after such CRP Threshold Date, and will give Retailer written notice of such election, including, in the case of an election to increase the Credit Review Point, the amount of such increase. If at any time Bank notifies Retailer of its election not to increase the then applicable Credit Review Point pursuant to this Section, Retailer shall have the termination rights set forth in Section 19(b)(iii). Following the Bank’s election not to increase the Credit Review Point under this section, Bank shall provide Retailer with reports at the end of each month setting forth the amount of the Aggregate Outstanding Indebtedness as of the end of such month. For the purposes of this Agreement, “Credit Review Point” means XXXX or such other higher amount as Bank, in its discretion, may from time to time specify to Retailer in writing. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(c)
Credit Criteria. Bank shall establish in its discretion and Bank, in its reasonable discretion, after consultation and notice to Retailer (which notice may be made by email), may modify from time to time any or all of the credit criteria used in evaluating applicants under the Program (including, without limitation, the creditworthiness of individual applicants, the range of credit limits to be made available to individual Accountholders and whether to suspend or terminate the credit privileges of any Accountholder). Bank may, in its sole and lawful discretion, approve or decline any application submitted. Bank shall not administer or otherwise apply its credit criteria to Account applicants and Accountholders in an unlawful or illegal manner. Specifically and without limiting the foregoing, Bank will consult with Retailer regarding and at least XXXX prior to XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

6.    Credit-Based Promotions; Retailer Fees; Volume Discounts.

(a)
Bank initially will make available under the Program those credit-based promotions and corresponding Retailer Fee Percentages described on the attached Schedule 6(a). Subject to the qualifications set forth below in this 6(a), Retailer shall have the right to reduce any Retailer Fee Percentage on Schedule 6(a) (as the same may be adjusted from time to time pursuant to Section 6(c) or Section 6(e)) so as to reduce such Retailer Fee Percentage by XXXX below the Retailer Fee Percentage actually set forth on such Schedule (each such reduced rate is referred to as a “Special Discount Rate”); provided, that (i) such reduction shall be subject to the Special Discount Cap (as defined below), and (ii) for clarity, the application of such XXXX reduction shall in no way result in any Retailer Fee Percentage being less than 0.00%. For purposes of calculating each Special Discount Rate, such Special Discount Rate shall be carried out to two decimal places and rounded to the nearest basis point. If, as of the end of any calendar year, Net Program Sales with respect to which one or more Special Discount Rates applied at any time during such calendar year (“Special Discount Sales”) exceed XXXX of total Net Program Sales for such period (the “Special Discount Cap”), Retailer will pay to Bank, within thirty (30) calendar days, the difference between the non-discounted Program Fees Percentages and the Special Discount Rates for the Special Discount Sales that exceed XXXX of Net Program Sales for the calendar year. In addition, at the end of any calendar quarter, if Special Discount Sales exceed XXXX of the Net Program Sales for the calendar year to date period, Bank and Retailer will discuss a reasonable plan to ensure the Special Discount Sales will decrease in the remaining calendar quarters of the respective calendar year in accordance with the XXXX limit on Net Program Sales. In no event may Special Discount Sales exceed XXXX in any calendar month. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities

EX10.1

Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(b)	In connection with all credit-based promotions and non-promotional credit offers, Retailer agrees to pay to Bank the Retailer Fees applicable to each submission to Bank of Charge Transaction Data.

(c)
At the end of the XXXX and each XXXX thereafter, Bank and Retailer will review and evaluate the effectiveness of the Program generally (including the credit-based promotion sales mix, the overall level of sales charged to Accounts, and Account fraud and credit losses during such period), as well as the performance of each credit-based promotion during such period. Based on such review, Bank may, after consultation with and notice to Retailer, adjust the Retailer Fee Percentages and, for any credit-based promotion, terminate such promotion or adjust the Retailer Fee Percentage applicable thereto. In addition, Retailer acknowledges that Bank may modify, terminate, or replace one or more credit-based promotions due to changes in applicable law (including Regulation Z) or regulatory guidance. Notwithstanding the foregoing, Bank may review and adjust the Retailer Fee Percentages applicable to internet and telephone sales at the end of the XXXX and each XXXX thereafter after complying with consultation and notice requirements of this section. As used herein, “XXXX” means the XXXX commencing on the Effective Date and each such XXXX thereafter during the term hereof and any shorter prior from the beginning of XXXX until the termination of this Agreement. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(d)
If Bank and Retailer agree to offer any additional credit-based promotions not included on Schedule 6(a), Bank will establish in writing, with acknowledgment by Retailer, the Retailer Fee Percentage applicable to the calculation of the Retailer Fee payable by Retailer for qualifying purchases, as well as such other terms and conditions as the parties shall agree. Bank’s approval of any billing and credit terms for any promotion is not intended to be and will not be construed to be an approval of any materials used in advertising or soliciting participation in such promotion.

(e)
Without limiting Bank’s right to adjust Retailer Fee Percentages as set forth in Section 6(c), as of the end of the first XXXX following the Effective Date, and as of the end of each XXXX thereafter, Bank may adjust the Retailer Fee Percentage for each credit-based promotion then offered to Accountholders by Bank based on movements in the Twelve Month LIBOR. As of the end of each XXXX, the Retailer Fee Percentages set forth on Schedule 6(a) may be adjusted as follows: (x) any prior adjustment to such Retailer Fee Percentages pursuant to this Section 6(e) shall be eliminated, and (y) with respect to each such Retailer Fee Percentage, Bank shall adjust (either up or down) such Retailer Fee Percentage by: [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(i)	XXXX

(ii)	XXXX

(iii)	XXXX

(iv)	XXXX

(v)	XXXX.
[Portions of these Sections have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of

EX10.1

this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(f)
For purposes of effecting the above calculation, Bank shall establish the Twelve Month LIBOR for any XXXX (the “COF XXXX”) as of the last business day of the calendar XXXX immediately preceding the COF XXXX and shall apply the revised Retailer Fee Percentages resulting from such calculation as of the first day of the second month in the COF XXXX. If the cost of funds adjustment calculation set forth in Section 6(f) results in a Retailer Fee Percentage that is less than zero, such Retailer Fee Percentage shall, irrespective of such calculation, be deemed to equal zero and Bank shall have no obligation to rebate any amounts to Retailer in connection with the applicable credit-based promotion related to such Retailer Fee Percentage. For the avoidance of doubt, (i) the adjustment (either up or down) to any Retailer Fee Percentage pursuant to this Section will be in addition to any other prior adjustments (either up or down) made to any Retailer Fee Percentage pursuant to any provision of this Section 6, and (ii) no adjustment pursuant to this Section shall eliminate any prior adjustments (either up or down) made to any Retailer Fee Percentage pursuant to any provision of this Section 6. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(g)	Each adjustment to the Retailer Fee Percentages pursuant to Section 6 (e) shall be applied prospectively only.

(h)
XXXX [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(i)
For the purposes of this Agreement, the following terms have the following meanings: “Base Twelve Month LIBOR” means XXXX; “Net Program Sales” means, for any given period, the aggregate amount of sales to Accountholders under the Program and any new program as Bank may establish and which Retailer elects to participate in and resulting in charges to Account during such period less aggregate credits to Accounts during such period, in each case reflected in Charge Transaction Data. “Retailer Fee” means (A) in the case of the fee applicable to each purchase pursuant to a credit-based promotion, the product of (i) the applicable promotional Retailer Fee Percentage , multiplied by (ii) the amount of the charge subject to the promotion less the amount of all credits pertaining to such promotional charges; and (B) in the case of the fee applicable to each purchase not subject to a credit-based promotion, the product of (i) the applicable non-promotional Retailer Fee Percentage, multiplied by (ii) the amount of all such charges, less the amount of all credits pertaining to non-promotional charges. “Retailer Fee Percentage” means the percentage set by Bank used in calculating the Retailer Fee payable in connection with each submission by Retailer to Bank of Charge Transaction Data pertaining to a promotional or non-promotional purchase. “Twelve Month LIBOR” means, for any date, the twelve (12) month “London Interbank Offered Rate” (LIBOR) as published in The Wall Street Journal in its “Money Rates” section (or if The Wall Street Journal shall cease to be published or to publish such rates, in such other publication as Bank may, from time to time, specify) on such date, or if The Wall Street Journal is not published on such date, on the last day before such date on which The Wall Street Journal is published whether or not such rate is actually ever charged or paid by any entity. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

7.    Inserts and Billing Messages.

EX10.1

(a)
For each billing statement sent to Accountholders during a billing cycle during the Term, Bank will make available to Retailer a space for two (2) customized messages on the billing statement and Bank will include as many Retailer inserts into each billing statement as possible (but in no event more than six (6) without causing the weight of the billing statement package to exceed one ounce); provided that if Bank is required by applicable law to send a notice in such month (or if Bank reasonably believes a notice is necessary or desirable to protect Bank's interest in the Accounts), then such notice shall take priority over any proposed insert or statement message as applicable. If Retailer wishes Bank to include Retailer's inserts in any billing statements in which the inclusion of such inserts will cause the postage on such billing statements to exceed one ounce, then Retailer will provide at least five (5) days prior notice to Bank to enable Bank to adjust its process and Retailer will pay the overweight postage charges resulting therefrom. In any event, Bank shall inform Retailer in advance of incurring any overweight postage charges. The foregoing notwithstanding, Bank is not required to include any Retailer statement messages or billing inserts unless Bank receives such statement messages or copies of the billing inserts at least fifteen (15) days prior to the calendar month for the scheduled mailing date. Retailer will provide copies of all billing inserts to Bank at its own cost. At the time that such billing inserts are scheduled for insertion, Retailer and Bank will agree as to which party shall bear the cost of such inserts.

(b)
The form of customized messages and all billing inserts will comply with Bank's specifications as provided to Retailer from time to time, and Bank shall have the right to reject any statement message or insert that Bank reasonably believes is detrimental to the image of the Bank or the Program. For the avoidance of doubt, for purposes of Retailer's rights under this Section, only billing inserts and statement messages regarding the Program, or goods and services available for purchase from Retailer under the Program, shall qualify for inclusion in Accountholder billing statements.

8.    Letter of Credit.

(a)
Within XXXX after Bank notifies Retailer that it is in breach of the Financial Covenant(s) contained in Appendix B and provided that Retailer has not remedied such breach during such XXXX period by providing evidence reasonably acceptable to Bank that the applicable Financial Covenant(s) has been cured before the end of such XXXX period, Retailer shall deliver to Bank an Eligible Letter of Credit in the amount of the Letter of Credit Amount. If, at any time, an event shall occur which would cause any Letter of Credit previously delivered to Bank to cease to be an Eligible Letter of Credit or no longer be in an amount equal to or greater than the Letter of Credit Amount (including without limitation, as a result of increased aggregate Net Program Sales during the Term), within XXXX of the earlier of (i) the date on which Retailer first learns of the occurrence of such event; or (ii) the date on which Retailer first receives notice thereof from Bank, Retailer shall cause a substitute Eligible Letter of Credit to be issued and delivered to Bank in a face amount equal to or greater than the Letter of Credit Amount. On or before XXXX prior to the expiration of each Letter of Credit provided to Bank, Retailer shall cause a substitute Eligible Letter of Credit to be issued and delivered to Bank in a face amount equal to or greater than the Letter of Credit Amount. The obligations under this Section shall apply at all times until a day XXXX after the expiration of the Agreement at which time, Bank shall surrender any outstanding Letter of Credit to Retailer and return any balance in the Collateral Account to Retailer. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(b)
Any amounts drawn under a Letter of Credit hereunder in excess of the amounts due Bank hereunder shall be held by Bank in a non-interest bearing account on Bank’s books (the “Collateral Account”) and shall secure Retailer’s full and prompt payment of all further amounts due hereunder. If Retailer fails to pay any amounts hereunder when due or a Letter of Credit Event shall occur, Bank may immediately, and without prior notice to Retailer, further draw on the Letter of Credit or, if applicable, debit any such unpaid amount from any amounts then remaining in the Collateral Account. In addition, if Retailer fails to provide a substitute or replacement Eligible Letter of Credit as required by this Section 8 or if Retailer is in default under this Agreement or a Letter of Credit Event should occur, Bank may draw on the full amount available under the Letter of Credit, apply any amounts received in such drawing against Retailer’ outstanding obligations hereunder, and credit the Collateral Account with the amount equal to

EX10.1

any remaining balance. Bank’s security interest in the Collateral Account shall be in addition to any right of setoff or recoupment that Bank may otherwise have under this Agreement or applicable law.

(c)
If, following Retailer’s delivery of an Eligible Letter of Credit to Bank in compliance with this Section 8, Retailer is able to obtain and maintain compliance with the Financial Covenant(s) contained in Appendix B for a period of three (3) consecutive fiscal quarters of Retailer, and no Letter of Credit Event is ongoing, then Bank shall return the Letter of Credit and/or any proceeds in the Collateral Account within thirty (30) days after the end of the applicable fiscal quarter.

(d)
Bank agrees to pay for the fees required by the issuing bank for any Letter of Credit requested by Bank hereunder; provided, that the maximum amount payable by Bank in respect of each such fee shall not exceed XXXX of the applicable Letter of Credit Amount. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(e)
So long as Bank approves of the Substitute Collateral Documentation which such approval shall not be unreasonably withheld, Retailer may, in lieu of an eligible Letter of Credit, provide substitute collateral in the form of cash and/or securities (the “Substitute Collateral”). The Substitute Collateral shall be held in a deposit account subject to Bank’s control in accordance with the Substitute Collateral Documentation. The provisions of this Agreement applicable to the Retailer’s and Bank’s rights and obligations regarding a Letter of Credit shall equally apply to the Substitute Collateral.

(f)	For the purposes of this Agreement, the following terms shall have the following meanings:

“Eligible Letter of Credit” means a standby irrevocable Letter of Credit in form reasonably acceptable to Bank, satisfying the following conditions:

(i)	the Letter of Credit shall not expire earlier than the first anniversary of the date of its issuance or the date of any renewal thereof;

(ii)
the Letter of Credit shall be issued or confirmed by a bank reasonably acceptable to Bank which is chartered under the laws of the United States and maintains offices located in the continental United States;

(iii)	the Letter of Credit shall expressly permit multiple draws;

(iv)	the Letter of Credit shall be assignable and transferable; and

(v)
payment under the Letter of Credit shall be made at the issuing or confirming bank’s counters at one or more offices located in the continental United States upon presentation of a draft with an accompanying certificate from any officer of the Letter of Credit beneficiary to the effect either:

(A)
that Retailer has failed to renew the Letter of Credit or provide a substitute Letter of Credit in accordance with Section 7 of this Agreement and that the amount of the draft is less than or equal to the full undrawn amount of the Letter or Credit, or

(B)	that Retailer has failed to pay any amounts due under this Agreement and that the amount of the draft is equal to or less than the past due amounts, or

(C)	that Retailer is in default under this Agreement or a Letter of Credit Event has occurred and that the amount of the draft is less than or equal to the full undrawn amount of the Letter of Credit.

“Letter of Credit” means each letter of credit provided by Retailer to Bank in support of Retailer’ obligations under this Agreement, as the same may be amended from time to time.

“Letter of Credit Event” means any of the following:

(i)	the occurrence of any default by Retailer under this Agreement where Bank has determined, in its discretion, that such default creates a financial risk to Bank;

EX10.1

(ii)
to the extent not otherwise constituting a default hereunder, the identification of a material adverse change in the operations, financial condition, business or prospects of Retailer which Bank has determined, in its discretion, has impaired or is reasonably likely to impair, the ongoing operation or continued viability of the Program, or Retailer’s ability to perform its obligations under this Agreement; or

(iii)	Retailer files or is otherwise placed in bankruptcy.

“Letter of Credit Amount” means, as of the date of a request by Bank for a Letter of Credit, Net Program Sales for the XXXX immediately preceding the date of such request multiplied by XXXX). [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

“Substitute Collateral Documentation” means any agreements that govern the control and disposition of the Substitute Collateral.

9.    Chargeback Rights of Bank.

(a)
Bank will bear all Accountholder credit losses. However, Bank may charge back to Retailer any transaction when, after giving Retailer an opportunity to investigate and respond, one or more of the following occurs:

(i)
The Accountholder disputes the charge and Bank reasonably determines after considering Retailer’s response and supporting documentation, including Retailer’s return and exchange policies, that the Accountholder’s dispute is valid.

(ii)	The charge does not fully comply with any of (i) this Agreement (or any representations, warranties and covenants set forth herein), (ii) the Operating Procedures, or (iii) applicable law.

(iii)	The charge is disputed and Retailer cannot supply a copy of an underlying sales receipt and any disclosures required by the Operating Procedures.

(iv)	Bank reasonably determines that any charge does not represent a bona fide sale by Retailer or otherwise involves fraudulent activities by Retailer’s employees, contractors or agents.

(v)
The Accountholder alleges that the Retailer provided false or misleading information (e.g., incorrect information about credit promotions) and Bank reasonably determines after considering Retailer’s response and supporting documentation, including Retailer’s return and exchange policies, that the Accountholder’s dispute is valid.

(vi)	The goods or services purchased have not been delivered, provided or shipped.

(vii)	Any credit is submitted where there is no corresponding charge transaction.

(viii)
Any disputed or fraudulent charge or credit related to an Absentee Purchase and Bank reasonably determines after considering Retailer’s response and supporting documentation that the Accountholder’s dispute is valid or the charge was fraudulent.

(ix)
The Accountholder disputes the amount or existence of, or otherwise refuses to pay, all or any portion of the indebtedness resulting from a Card‑Not‑Present Purchase and Bank reasonably determines after considering Retailer’s response and supporting documentation the Accountholder’s dispute is valid. “Card‑Not‑Present Purchase” means a purchase of Retailer’s products or services financed on an Account where the person transacting such purchase does not present a Card relating to such Account, but states that he or she is an Accountholder or an authorized user. Notwithstanding the foregoing, a Card-Not-Present Purchase shall not

EX10.1

include the initial purchase financed on an Account on the same day and at the same store location where Accountholder applied to obtain such Account.

(x)
The Accountholder or any person disputes the existence of an Account, Bank has used commercially reasonable efforts to review all applications received from Retailer at the time period in question and is unable to locate the executed application that resolves the dispute, and Retailer cannot otherwise provide Bank with an executed application that resolves the dispute within twenty (20) days after Bank’s request.

(b)
If any portion of any charge is charged back to the Retailer by the Bank, Bank hereby assigns all rights to payment for the amount charged back to Retailer, without recourse or warranty, except that such rights are free and clear of any lien or encumbrance of Bank.

10.    Fraud Losses on Accounts.

(a)
Notwithstanding Bank's right to chargeback to Retailer any Indebtedness under Section 9, if Bank determines in its reasonable discretion that the basis for such chargeback right constitutes Uncontrollable Fraud, then, with respect to each such incidence of Uncontrollable Fraud during any Program Year (and without limiting Retailer's obligation with respect to amounts payable for any other reason under Section 9, including without limitation amounts payable as a result of fraud performed by or in collusion with Retailer's employees, contractors or agents), Bank's right to chargeback the related charge or credit under Section 9 shall be limited to XXXX until the Fraud Cap then in effect for such Program Year has been reached. Once the Fraud Cap has been reached for any Program Year, Retailer shall be responsible and liable for all subsequent chargebacks attributable to Uncontrollable Fraud and shall pay Bank such amount as set forth in Section 10(b). As used herein, the following terms shall have the following meanings: (i) "Uncontrollable Fraud" shall mean acts of fraud perpetrated by persons other than employees, contractors or agents of Retailer, which acts of fraud occur despite Retailer's full compliance with this Agreement and the Operating Procedures then in effect (in calculating fraud losses, an incident of Uncontrollable Fraud will be attributed to the Program Year in which the fraudulent act was discovered); and (ii) "Fraud Cap" means, for any Program Year, an amount equal to the product of (A) average aggregate outstanding indebtedness for such Program Year, and (B) XXXX. For purposes of this Section, Bank acknowledges and agrees that, with respect to its chargeback rights under Sections 9(a)(ix) and 9(a)(x) in connection with any Account application the information for which was provided over the telephone or through the Internet, so long as Retailer followed any applicable Operating Procedures with respect to the completion of such application, Bank's chargeback rights shall be subject to the Uncontrollable Fraud provisions of this Section notwithstanding that Retailer cannot provide to Bank a copy of such application. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(b)
To the extent, for any Program Year, Bank's losses resulting from Uncontrollable Fraud exceed the Fraud Cap for such Program Year, Retailer shall pay to Bank promptly upon demand, the amount by which such losses exceed the Fraud Cap.

11.    Ownership of Accounts and Information; Sales Taxes and Related Record Retention.

(a)
Retailer acknowledges that Bank owns all Accounts, and all information concerning Accountholders, applicants and Accounts obtained in connection with the Program (collectively, “Accountholder Information”), and that Retailer has no ownership rights therein. Accordingly, Retailer will not represent itself as the owner of, or the creditor on, any Account or Accountholder Information. Both (i) as a precaution, to confirm Bank’s ownership of Accounts and related documentation, and (ii) to secure payment of and performance by Retailer of any and all indebtedness, liabilities or obligations, now existing or hereafter arising pursuant to this Agreement, including indebtedness, liabilities and obligations that may be deemed to exist in the event of the applicability of Article 9 of the UCC to, and any recharacterization of, any transactions contemplated hereby, Retailer hereby grants to Bank a first priority continuing security interest in any right, title or interest that Retailer may now have or may

EX10.1

hereafter be deemed to have in the Accounts and related documentation, in the Reserve Account, and in any goods charged to Accounts which have been returned to Retailer but for which Retailer has not submitted a corresponding credit transaction to Bank, and the proceeds of all of the foregoing. Retailer authorizes Bank to prepare and file any documentation required to evidence and enforce this security interest, including UCC financing statements, and will sign any related documentation requested by Bank, including without limitation, any intercreditor agreements necessary to ensure that none of Retailer’s other creditors asserts any claim on the Accounts, the Reserve Account or any related documentation.

(b)
Retailer is the sole and exclusive owner of the Retail Shopper Data. Nothing herein shall be deemed to limit Retailer’s right in or use of any such Retailer Shopper Data, regardless of whether some of the information contained in Retailer Shopper Data is also information contained in Accountholder Information. To the extent, if any, that Bank is given access by or on behalf of Retailer to any Retailer Shopper Data, Bank acknowledges that Retail Shopper Data will not be deemed to be Confidential Information of Bank for purposes of Section 25(p) hereof. Retail Shopper Data shall not be subject to any use restrictions contained in this Agreement and may be used by Retailer in any lawful manner and for any lawful purpose. For the purposes of this Agreement, “Retail Shopper Data” means all personally identifiable information regarding a person making a purchase of goods or services from Retailer (other than Accountholder Information provided by or through Bank) that is obtained by (or on behalf of) Retailer or any of its affiliates independently from the Program.

(c)
Retailer will pay when due any sales taxes relating to the sale of goods or services financed on Accounts and provide to Bank, upon request, a record of all sales taxes paid to the extent such information is maintained on an Account-level basis, and sign forms and provide other information reasonably requested by Bank to recover from any governmental taxing authority any sales tax charged to any Account which has been written off by the Bank. Bank shall not be entitled to recover any such taxes from Retailer. Bank shall reimburse Retailer for all reasonable expenses incurred by Retailer for copying, mailing or transmitting such documentation or data at the direction of Bank as contemplated by this Agreement. Retailer shall retain the right to recover any and all sales tax charged to any Account in connection with a transaction that is subsequently charged back to Retailer.

(d)
Retailer will retain a record of each purchase included in any Charge Transaction Data submitted to Bank under the Program for at least four (4) years from the date of each purchase (which record may be maintained in electronic format, but must show the Account number (to the extent such number is permitted to be retained in its entirety by virtue of this Agreement, the Operating Procedures or by applicable law), amount of sales, use or excise tax included in each such purchase and the street address of the Store location where each such purchase was made (or a store number or other information from which the street address of the location of the sale can be readily ascertained)). Retailer will provide such information to Bank within twenty (20) days after Bank's request.

12.    Retailer Representations, Warranties and Covenants.

Retailer represents, warrants and covenants as follows at all times from the date of this Agreement through the end of the Term (as defined in Section 19(a)):

(a)
Retailer will forward to Bank promptly after receipt, at any time during or following Retailer’s participation in the Program, a copy of any legal proceeding, or any communication relating to an Account received from a Accountholder or from a governmental or regulatory authority, in each case to the extent relating to the Program or an Account;

(b)
Retailer will not finance on Accounts extended warranties, service contracts, gift certificates, cash cards or stored value cards without the prior written approval of Bank. With respect to any of the foregoing, if Retailer seeks Bank’s consent to finance such products under the Program, Retailer agrees to review with Bank its offering of and procedures concerning the sale and fulfillment of such products. Retailer understands that any third party insurer of any extended warranty program proposed by Retailer shall be subject to ongoing financial review by Bank and must otherwise be reasonably acceptable to Bank. Even where approved by Bank, Retailer shall be responsible for ensuring that any extended warranties, service contracts, gift certificates, cash cards or stored value

EX10.1

cards fully comply with all applicable laws. Nothing in this Section shall restrict Retailer from selling products subject to normal manufacturer’s warranties included in the standard purchase price as long as no additional seller’s warranties are provided;

(c)
Retailer will issue an Account credit and include the credit in the Charge Transaction Data in accordance with the Operating Procedures, in connection with any return or exchange of merchandise or services originally charged to an Account; provided, however, that if an Accountholder makes their original purchase using multiple methods of payment, including charging to an Account, Retailer may issue any refunds in any lawful manner it deems appropriate.

(d)
On behalf of Bank, Retailer shall (i) retain copies of all charge and credit slips, original completed Card applications (unless the applications have been sent to Bank), copies of all Charge Transaction Data submitted to Bank, and any disclosures required by the Operating Procedures for at least twenty-five (25) months and thereafter continuously unless after retaining such documents for the twenty-five (25) month period Retailer offers to ship such documents to Bank and Bank authorizes Retailer to destroy them instead; (ii) retain for forty-eight (48) months from the date of each purchase made on an Account, in electronic or tangible form, a record of such purchase, showing the amount of sales, use or excise tax included in the purchase, and the street address of the physical location (except for internet sales, which must be identified as such) where the purchase was made; and (iii) provide any or all of these records to Bank within ten (10) business days following Bank’s request;

(e)
Retailer is in compliance with, and will continue to comply with, all applicable laws, rules and regulations, including but not limited to: laws relating to (i) its sales of merchandise and services; (ii) the advertising or sale of products and services on credit provided such advertisement did not originate with Bank; (iii) point-of-sale practices and representations made by Retailer’s employees and representatives; and (iv) laws relating to privacy and data security;

(f)
Retailer will provide only truthful and complete information to Accountholders regarding Accounts, and will take no action to prevent any amounts charged to any Account from being valid and enforceable against any Accountholder; and

(g)	Retailer will properly code all promotional charges and will make the corrections necessary to recode in the event of mistakes and disputes regarding promotions;

13.    Mutual Representations and Warranties.

Each party makes the following representations and warranties to the other party as of the date of this Agreement:

(a)	Such party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be.

(b)
Such party has the requisite organizational power and authority to conduct its business as presently conducted and hereafter contemplated to be conducted and to execute, deliver and perform this Agreement.

(c)	This Agreement has been duly executed and delivered by such party, and constitutes the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms.

(d)
The execution and delivery of this Agreement by such party and the consummation of the transactions contemplated hereby do not and will not (i) conflict with the organizational documents of such party, (ii) conflict with, or result in a breach of any provisions of, or constitute a default (and an event which, with notice or lapse of time or both, would constitute a default) under any material agreement of such party, or (iii) constitute a violation of any material order, judgment or decree to which such party is bound.

EX10.1

(e)	No consent, approval, permit, waiver, authorization, notice or filling is required to be made or obtained in connection with the execution, deliver and performance by such party to this Agreement.

(f)
All information furnished by such party to the other for purposes of or in connection with this Agreement is true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading. Except as disclosed to the other party or as described from time to time in a party’s periodic filings with the Securities and Exchange Commission (or in the case of Bank, filings made by its parent, Synchrony Financial), there is no fact known to such party (including, without limitation, threatened or pending litigation) that could materially and adversely affect the financial condition, business, property or prospects of such party.

14.    Retailer Presentment Warranties.

Retailer represents and warrants as follows with respect to each submission of Charge Transaction Data to Bank and each underlying transaction;

(a)
All purchases included in such Charge Transaction Data constitute bona fide, arms-length sales by Retailer of the goods or services described therein in the ordinary course of Retailer’s business (and do not include any purchases conducted in connection with any “going-out-of-business”, liquidation, augmentation or aggregator sale); Retailer has delivered the products and fully performed the services covered by such Charge Transaction Data; Retailer has provided all documents and disclosures required by Bank or the Operating Procedures;

(b)
The charges included in such Charge Transaction Data did not involve a cash advance or goods or services not listed in the applicable invoice or receipt; only goods and services sold by Retailer are included in such Charge Transaction Data (which may include applicable sales tax and delivery charges); no other credit provider has financed a portion of any sales transaction included in such Charge Transaction Data; the charges represent the entire purchase price of the goods and services identified in such Charge Transaction Data other than a bona fide down payment, deposit, or other payment paid by cash or check, or financed by any means other than the Account;

(c)
To the best of Retailer’s knowledge, the goods and services covered by such Charge Transaction Data were sold by Retailer to Accountholders or authorized users for personal, family or household purposes;

(d)	Except for Absentee Purchases, Retailer obtained a signed invoice or receipt for each charge included in such Charge Transaction Data;

(e)
All purchases included in such Charge Transaction Data occurred no earlier than five (5) days prior to the submission of such Charge Transaction Data; and all transactions included in such Charge Transaction Data were conducted in accordance with the Operating Procedures, this Agreement and all applicable laws; and

(f)
Each invoice or receipt included in such Charge Transaction Data (or, in the case of Absentee Purchases, if applicable, the purchase information in such Charge Transaction Data) is not invalid, illegible, inaccurate or incomplete and has not been materially altered since being signed or submitted by the Accountholder; the truncated Account number and name of the Accountholder has been accurately printed on each charge slip and has been included in each transmission of Charge Transaction Data; Retailer has obtained a valid authorization from Bank for each purchase (unless otherwise waived by Bank).

15.    Accountholder Information/Confidentiality and Data Security.

(a)
From time to time, Bank will make available to Retailer, or Retailer may capture in the course of operations under the Program, certain fields of Accountholder Information, in connection with Bank’s operation of the Program. Retailer agrees in each such instance to use the Accountholder Information only on behalf of Bank for purposes of promoting sales under the Program, and only in accordance with applicable law and Bank’s privacy disclosures to Accountholders. Retailer also agrees not to transfer or

EX10.1

disclose Accountholder Information to any third party without Bank’s prior written consent. While Retailer may not make use of Accountholder Information provided to Bank in connection with applications for the Program, nothing in this paragraph is intended to restrict Retailer’s use of its own customer list, or Retail Shopper Data, in any way. Any Accountholder Information provided to Retailer by Bank may not be used to augment Retailer’s own customer files, even where Retailer transmitted this information to Bank on Bank’s behalf.

(b)
Nothing herein shall be deemed to limit Retailer’s right in or use of any such Retailer Shopper Data, regardless of whether some of the information contained in Retailer Shopper Data is also information contained in Accountholder Information. To the extent, if any, that Bank is given access by or on behalf of Retailer to any Retailer Shopper Data, Bank acknowledges that Retail Shopper Data will not be deemed to be Confidential Information of Bank for purposes of Section 25(p) hereof. Retail Shopper Data shall not be subject to any use restrictions contained in this Agreement and may be used by Retailer in any lawful manner and for any lawful purpose. For the purposes of this Agreement, “Retail Shopper Data” means all personally identifiable information regarding a person making a purchase of goods or services from Retailer (other than Accountholder Information provided by or through Bank) that is obtained by (or on behalf of) Retailer or any of its affiliates independently from the Program.

(c)
Retailer and Bank will each implement and maintain appropriate administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Accountholder Information and Retail Shopper Data, in accordance with applicable law, (ii) ensure against any reasonably anticipated threats or hazards to the security or integrity of Accountholder Information or Retail Shopper Data; and (iii) reasonably protect against unauthorized access to or use of Accountholder Information or Retail Shopper Data which could result in substantial harm to any Accountholder or applicant.

(d)
Each of Retailer and Bank will be responsible for the acts and omissions of any third party (other than transfers to or on behalf of the other party) to whom it transfers, provides access, or discloses Accountholder Information or Retail Shopper Data. Additionally, Retailer and Bank will each ensure that any third party (other than the other party) who obtains access to Accountholder Information or Retail Shopper Data through it, directly or indirectly, signs a written contract including strict restrictions on transfer or disclosure, requirements that the Accountholder Information or Retail Shopper Data be used only for the specific purpose for which it was disclosed (which purpose must be in connection with Retailer or Bank’s permitted uses hereunder) and data security provisions corresponding to Section 15(c) above.

(e)
Retailer and Bank shall notify the other party immediately following discovery or notification of any actual or threatened breach of security of the systems maintained by the Retailer and Bank, respectively, that relate to or are utilized under the Program or that contain Accountholder Information or Retail Shopper Data. The party that suffers the breach of security (the “Affected Party”) agrees to take prompt, reasonable action, at its own expense, to investigate the actual or threatened breach, to identify and mitigate the effects of any such breach and to implement reasonable and appropriate measures in response to such breach. The Affected Party also will provide the other party with all available information regarding such breach to assist that other party in implementing its information security response program and, if applicable, in notifying affected Accountholders. For the purposes of this subparagraph (d), the term “breach of security” or “breach” means the unauthorized access to or acquisition of any record containing personally identifiable information relating to an Accountholder or applicant, whether in paper, electronic, or other form, in a manner that renders misuse of the information reasonably possible or that otherwise compromises the security, confidentiality, or integrity of the information.

(f)
Retailer and Bank, respectively, will use reasonable measures designed to properly dispose of all records containing personally identifiable information relating to Accountholders, whether in paper, electronic, or other form, including adhering to policies and procedures that require the destruction or erasure of electronic media containing such personally identifiable information so that the information cannot practicably be read or reconstructed.

16.    Retailer Financial Reports.

EX10.1

(a)
If at any time during the Term, Retailer is not obligated to, or for any other reason does not, file periodic financial reports with the Securities and Exchange Commission pursuant to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, Retailer will:

(i)
As soon as practicable but in any event not more than ninety (90) days after the end of each fiscal year, deliver to Bank its audited annual financial statements, including its audited consolidated balance sheet, income statement and statement of cash flows and financial position.

(ii)
As soon as practicable but in any event not more than sixty (60) days after the end of each fiscal quarter, deliver to Bank its unaudited quarterly financial statements, including its unaudited consolidated balance sheet, income statement and statement of cash flows and financial position, accompanied by a certificate from Retailer's chief financial officer, chief accounting officer or such other officer of the Retailer as Retailer shall designate, that such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the consolidated financial position of Retailer as of the end of such fiscal quarter and the results of its operations, subject to normal year end audit adjustments.

(b)
Retailer shall maintain, on a consolidated basis, compliance with the financial covenants set forth in Appendix B; provided, that Retailer's failure to satisfy either of such covenants shall only trigger a duty to provide a Letter of Credit under Section 8 and will not be considered an event giving rise to a right of termination by Bank.

17.    Credit Cards; Operating Procedures.

(a)
In consultation with Bank, Retailer will provide to Bank a design meeting Bank’s specifications for Bank’s use in producing Cards (as well as for producing other Retailer‑branded Program materials, in Bank’s discretion).

(b)
The Operating Procedures will govern the Program and Bank may amend them from time to time upon notice to Retailer; provided, that, except for modifications (i) required by applicable law, or (ii) which Bank reasonably determines are necessary or appropriate to comply with or avoid violation of applicable regulatory authority, Bank shall obtain the prior written consent of Retailer before modifying the Operating Procedures in any manner which is reasonably likely to results in any material and adverse (in terms of time, cost, penetration, fraud rates, etc.) alteration of the methods and procedures through which Retailer must process applications or charge or credit transactions under, or otherwise participates in or advertises the Program.

18.    Indemnification.

(a)
Retailer agrees to indemnify, defend and hold harmless Bank and its affiliates, officers, directors, employees, and agents from any third party claim for losses, liabilities, and damages of any and every kind (including, without limitation, any costs, expenses or reasonable attorneys’ fees incurred by any indemnified party) (“Damages”), to the extent arising out of any claim, complaint, or chargeback (i) made or claimed by an Accountholder with respect to any sale made by, or Charge Transaction Data submitted by, Retailer, (ii) made or claimed by any person or entity with respect to the products or services sold or provided by Retailer, or the advertising or promotion involving such goods or services (excluding those conducted by Bank other than advertisements conducted by Bank on behalf of Retailer), (iii) caused by Retailer’s breach of this Agreement, (iv) caused by Retailer’s failure to comply in any material respect with the terms of the Operating Procedures, (v) caused by any voluntary or involuntary bankruptcy or insolvency proceeding by or against Retailer, (vi) caused by the acquisition by Retailer from Bank, in connection with a charge or credit to an Account, of an Accountholder’s Account number by telephone or by some other means, (vii) caused by Bank’s use of the Marks in accordance with the terms of this Agreement, or (viii) caused by or based on any activities, acts or omissions of any third party to whom Accountholder Information is transferred or made available by or on behalf of Retailer, including without limitation, information transferred or made available to a third

EX10.1

party by Bank on Retailer’s behalf but only to the extent such transfer is in accordance with this Agreement and agreed to by Retailer.

(b)
Bank agrees to indemnify, defend and hold harmless Retailer and its affiliates, officers, directors, employees, and agents from any third party claim for Damages to the extent arising out of any claim or complaint based on (i) the failure of Bank’s Accountholder application, disclosures, terms and conditions, any other document or content furnished or required to be furnished by Bank or privacy policy or Bank’s operation of the program to comply with applicable law; (ii) the products or services sold or provided by Bank, or the advertising or promotion involving such goods or services (excluding those conducted by Retailer, if any), (iii) an applicant’s claim that Bank wrongfully declined his or her credit application; (iv) Bank’s breach of this Agreement; or, (v) any activities, acts or omissions of any third party to whom Accountholder Information is transferred or made available by or on behalf of Bank (excluding Accountholder Information transferred by Bank to Retailer or any third party at Retailer’s request).

(c)
The indemnity provided under this Section 18 shall survive the termination of this Agreement. Notwithstanding anything in Section 18(a) or (b), the foregoing indemnities shall not apply to any Damages suffered by the party to be indemnified, to the extent caused by the gross negligence, willful misconduct or illegal acts of such party.

19.    Term/Termination.

(a)	This Agreement shall continue until the end of the day on December 31, 2020 (the “Term”).

(b)	Notwithstanding anything in Section19 (a) to the contrary, this Agreement may be terminated as provided below:

(i)
Except with respect to breaches of the provisions of Section 8 (which are addressed in Section 19(b)(vii)) and except with respect to breaches of the representations or warranties provisions of Section 14 (which are addressed in Section 19(b)(ii)), if a party materially breaches any covenant or agreement contained in this Agreement (A) which does not involve the payment of money to the other party hereto and such breach continues for a period of thirty (30) days after the non-breaching party has given written notice of the breach, or (B) which involves the payment of money to the other party hereto and such breach continues for a period of fifteen (15) days after the non-breaching party has given written notice of the breach, then, in either case, the non-breaching party shall have the right to terminate this Agreement. The foregoing clause (B) notwithstanding, the failure of a party to make a payment due hereunder shall not give rise to a termination right in the other party if the amount which such party has failed to pay is less than $XXXX or such party, acting in good faith, has delivered a written notice to the other party contesting its obligation to make such payment. In either case, to be effective, a termination notice under this Section must be delivered within sixty (60) days after the expiration of the applicable notice periods. This Agreement will terminate one hundred and twenty (120) days after delivery of such notice of termination. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(ii)
If any representation or warranty made by a party proves not to have been true and correct in all material respects as of the date when made, then the other party shall have the right to terminate this Agreement with thirty (30) days advanced written notice which such termination will take effect fifteen (15) days after the first party receives such notice; provided, however, that breaches by Retailer under Section 14 shall not give rise to a right of termination hereunder unless such breaches have, in Bank’s reasonable determination become chronic and/or persistent and Retailer has not, after written notice from Bank, resolved or corrected or commenced to resolve or correct, to Bank’s reasonable satisfaction, any underlying systems, personnel, or other problems(s) giving rise to such breaches within sixty (60) days after written notice by Bank.

EX10.1

(iii)
Retailer shall have the right to terminate this Agreement on not less than one hundred and twenty (120) days prior written notice if Bank elects not to increase the Credit Review Point pursuant to Section 5(b); provided, that in each case, any such notice of termination is given not more than sixty (60) days after Bank first advises Retailer of such election; provided, further, that this Agreement will terminate one hundred and twenty (120) days after Retailer provides the aforementioned notice of termination notwithstanding that the aggregate outstanding indebtedness may exceed the Credit Review Point during said one hundred and twenty (120) day period.

(iv)
Either party shall have the right to terminate this Agreement on not less than thirty (30) days prior written notice if a material adverse change has occurred in the operations, financial condition (including insolvency), business or prospects of the other party hereto, which the terminating party has determined, in good faith, has had, or is reasonably likely to have, a material adverse economic effect on the ongoing operation or continued viability of the Program. In order to be effective, the notice of termination must be delivered within ninety (90) days after the terminating party becomes aware of such material adverse change.

(v)
If, with respect to either party any of the following events occur, then the other party shall have the right to terminate this Agreement: (i) any person or group of persons acting in concert acquires, after the date of this Agreement, beneficial ownership of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of a party entitled to vote generally in the election of directors; (ii) the stockholders of a party approve a reorganization, merger or consolidation (each a “Reorganization”), in each case through which the persons who were the respective beneficial owners of the voting securities of the party immediately prior to such Reorganization do not beneficially own, following such Reorganization, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation, as a result of such Reorganization; or (iii) all or substantially all of the assets or property of a party are sold or otherwise disposed of in one transaction or series of related transactions. In order to be effective, the notice of termination must be delivered within one hundred and eighty (180) days after a party becomes aware of the occurrence of such event. This Agreement will terminate one hundred and twenty (120) days after delivery of such notice of termination. Notwithstanding the foregoing, Retailer will not have the right to terminate the Agreement based on XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(vi)
Bank shall have the right to terminate this Agreement if any judicial or administrative agency or body determines that the Program does not qualify (or if Bank reasonably determines that there is a material risk that the Program will not qualify) as an “open-end” credit facility under Regulation Z, 12 C.F.R. 1026.2(a)(20). In order to be effective, the notice of termination must be delivered within sixty (60) days after such determination. This Agreement will terminate thirty (30) days after Bank delivers such notice of termination to Retailer. In addition, Bank shall have the right to terminate this Agreement upon not less than sixty (60) days’ prior written notice if at any time there is a Change in Law and Bank reasonably determines that such change has had, or is reasonably likely to have, a material adverse effect on Bank’s rights or obligations under the Program, or the economic benefit of the Program to Bank (which material adverse effect, for purposes hereof, shall include a drop in revenue generated through the Program of XXXX or more), provided that Bank has first sought to engage Retailer in a good faith renegotiation of the terms of this Agreement and the parties have not agreed within sixty (60) days on modifications sufficient to prevent a material adverse effect on Bank’s rights or obligations under the Program or the economic benefit of the Program to Bank. As used in this Section 19(b), “Change in Law” means a change in any applicable law (it being agreed that a new interpretation thereof shall also be considered a Change in Law), applicable to Bank or to the credit extended under the Program. [Portions of this Section have been omitted

EX10.1

pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(vii)
Bank shall have the right to terminate this Agreement upon XXXX prior written notice to Retailer if Retailer fails to satisfy any of the financial covenants set forth Appendix B and Retailer has not provided the Letter of Credit required by Section 8. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(viii)
Retailer shall have the right to terminate the Agreement as set forth below if, during any Program Year, Bank elects to XXXX); provided, that Retailer may not elect to terminate this Agreement under this Section unless XXXX which calculation (i) shall exclude any adjustments due to changes in, proposed changes in, or interpretations of applicable law (including Regulation Z) and XXXX, and (ii) shall not take into account XXXX. If the XXXX threshold has been exceeded, Retailer may only terminate this Agreement under this Section after it has completed XXXX. For purposes of this Section, “XXXX” means the following procedures, which shall be implemented if XXXX. In such case, Retailer will have ninety (90) days from the date of Bank’s notice to Retailer XXXX. If Retailer fails to XXXX, then Retailer’s option to terminate this Agreement as a result XXXX will expire. XXXX If Retailer and Bank are unable to agree XXXX, then either party may, during the thirty (30) days immediately following the end of XXXX, give a written notice of termination to the other party. This Agreement will terminate (i) if terminated by notice from Bank given within thirty (30) days after the end of XXXX, one hundred and twenty (120) days after any such termination notice; or (ii) if terminated by notice from Retailer given within thirty (30) days after the end of XXXX, on a date of Retailer’s choosing within one hundred and twenty (120) days after such termination notice. In each case, regardless of whether Retailer terminates this Agreement, the XXXX and shall remain effective until the Final Liquidation Date or the date when Bank and Retailer agree on XXXX. Alterations to any Retailer Fee Percentage as a result of the application of Section 6(e) or changes in applicable law (and the corresponding increase or decrease in the aggregate amount of Retailer Fees paid during any period based thereon) shall XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(ix)
Retailer shall have the right to terminate the Agreement if (i) Bank shall make any change in XXXX and (ii) Bank shall not have undertaken to cure such event within thirty (30) days after notice from Retailer of its objection to such change and/or its intention to terminate the Agreement under this Section or such event shall not have been actually cured by Bank within forty five (45) days after the date of such notice. By way of example, if XXXX the termination provisions set forth in this Section would apply. Anything in the foregoing to the contrary notwithstanding, Retailer’s termination right shall not apply with respect to (x) XXXX, or (y) XXXX In addition, XXXX. Finally, Bank may, from time to time, reasonably XXXX Bank will provide Retailer advance notice of XXXX that would trigger any termination rights under this Section. To be effective, the notice of termination must be delivered within sixty (60) days after Bank has notified Retailer of such material change XXXX. This Agreement will terminate one hundred twenty (120) days after delivery of such notice of termination, subject to Bank’s right to cure such event as set forth above. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

EX10.1

(x)
This Agreement shall automatically terminate if either party is the subject of bankruptcy, reorganization or similar proceedings, elects to wind up or dissolve its operations, suspends its business, or has a liquidator, trustee or custodian appointed over its affairs.

(xi)
If, due to a Change in Law, it becomes economically advantageous to Retailer, Retailer shall have the right to terminate the Agreement upon not less than one hundred and eighty (180) days prior written notice and XXXX. Without limiting Retailer’s obligation to provide the foregoing written notice to Bank, XXXX. To the extent that Retailer XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(xii)
Either Bank or Retailer shall have the right to terminate the Agreement upon written notice to the other party hereto, if the performance by the other party of its obligations under this Agreement is prevented or materially impeded, without ability to cure, for a period of not less than sixty (60) consecutive days by a Force Majeure Event (as defined in Section 25(k)). Without derogating from the foregoing sixty (60) day period applicable to the establishment of a termination right due to a Force Majeure Event, the termination notice required hereunder may be given by the effected party at any time following the onset of a Force Majeure Event but in any event must provide at least thirty (30) days’ prior notice of the effective date of any such termination.

(xiii)
If, at any time after XXXX, the Twelve Month LIBOR equals or exceeds XXXX, Retailer shall have the right to notify Bank that Retailer wishes to review the competitiveness of the Program. Retailer will have XXXX following such notice to obtain a bone fide written proposal from an issuer of private label credit programs that, at the time the Retailer seeks such proposal, is among the XXXX or such other resources as the parties may mutually agree upon) (“Competing Offer”) for a consumer credit program to be made available to consumers as a replacement for the Program (a “Replacement Program”) and to submit such Competing Offer to Bank. If Retailer presents Bank with a Competing Offer within XXXX of receiving it, Bank will then have XXXX to (i) indicate that it cannot replicate the offer, in which case Retailer shall have the option of terminating this Agreement, or (ii) indicate that it can replicate the Competing Offer in all material respects and work in good faith with Retailer to revise this Agreement to replicate the Competing Offer. Revisions to this Agreement to conform it to the Competing Offer (“Conforming Changes”) must occur XXXX following Bank’s indication of its willingness to replicate the Competing Offer, (such XXXX period the “Competing Offer Conforming Period”). Written notice of termination by Retailer under this section must be given to Bank within XXXX after Retailer receives Bank’s notice of its decision to not replicate the Competing Offer or within XXXX following the end of the Competing Offer Conforming Period if Conforming Changes have not been implemented on or before the end of the Competing Offer Conforming Period. Such notice shall indicate a termination date of Retailer’s choosing that shall not be less than XXXX from the date of Retailer’s notice of termination; XXXX. “Twelve Month LIBOR” means, for any date, the twelve (12) month “London Interbank Offered Rate” (LIBOR) as published in The Wall Street Journal in its “Money Rates” section (or if The Wall Street Journal shall cease to be published or to publish such rates, in such other publication as Bank may, from time to time, specify) on such date, or if The Wall Street Journal is not published on such date, on the last day before such date on which The Wall Street Journal is published whether or not such rate is actually ever charged or paid by any entity. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

20.    Purchase of Accounts by Retailer Upon Termination and Post Term Provisions.

EX10.1

(a)
Retailer will have the option to purchase, or to arrange for the purchase of, not less than all of the Accounts and related Indebtedness (other than Accounts that have been written-off by Bank) exercisable as provided in Sections 20(b) and20(c) below, for a purchase price payable in immediately available funds in an amount equal to the greater of fair market value or XXXX of the Aggregate Outstanding Indebtedness as of the date of purchase (appraisal process to be decided by parties). [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(b)	Retailer's option to purchase, or arrange for the purchase of, the Accounts and Indebtedness under Section 20(a) may be exercised as follows:

(i)
If the Agreement is expiring, Retailer may exercise its purchase option by giving notice of such election within one hundred and eighty (180) days prior to the expiration of the Agreement. Retailer must thereafter complete such purchase on the first business day after the expiration of this Agreement.

(ii)
If the Agreement terminates pursuant to Section 19(b) following the delivery of a termination notice by Retailer, Retailer must exercise its option by giving notice of such election with such termination notice. Retailer must thereafter complete such purchase within one hundred twenty (120) days after the effective date of such termination.

(iii)
If the Agreement terminates pursuant to Section 19(b) following the delivery of a termination notice by Bank, Retailer may exercise its option by giving notice of such election within thirty (30) days following delivery of such notice of termination. Retailer must thereafter complete such purchase within ninety (90) days after the effective date of such termination.

(c)
Anything in Section 20(a) or (b) to the contrary notwithstanding, if, after giving notice of its intent to purchase or cause a third party to purchase the Accounts and Indebtedness, Retailer subsequently decides not to pursue such purchase of the Accounts and Indebtedness, Retailer shall have no obligation to complete the purchase of the Accounts; provided, that (x) Retailer shall notify Bank, in writing, as soon as Retailer decides not to go forward with such purchase, and (y) Retailer shall reimburse Bank for all costs and expenses incurred by Bank as of the date of such notice in connection with the sale of the Accounts and Indebtedness (subject to the limitations contained in Section 20(d)(iii)). Any notice given by Retailer under this Section 20(c) shall be irrevocable and shall relieve Bank of any further obligation under this Agreement to sell the Accounts and Indebtedness pursuant to Section 20 to Retailer or any third party with whom Retailer has made arrangements to purchase the Accounts and Indebtedness.

(d)	If Retailer notifies Bank of Retailer's intention to purchase, or arrange for the purchase of, the Accounts and Indebtedness under Sections 20(a) and (b):

(i)	Bank shall use its commercially reasonable efforts to provide Retailer or its designee with such materials as are customary for the industry to conduct due diligence;

(ii)	Retailer and Bank agree to work in good faith to prepare the necessary purchase documents on terms and conditions that are reasonable and customary for the industry; and

(iii)
Retailer will bear all of its expenses in converting the Accounts and Indebtedness to itself or its designee and up to XXXX of Bank's costs of responding to due diligence requests and its deconversion costs (including third party expenses and material internal costs of Bank, including the hourly cost of Bank's personnel's time); provided, that prior to any such reimbursement, Bank shall provide Retailer with a reasonably detailed statement of such external and internal expenses. [Portions of this Section

EX10.1

have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

21.    Bank's Rights If Retailer Does Not Purchase Accounts.

If Retailer does not exercise its option to purchase, or arrange for the purchase of, the Accounts and Indebtedness under Section 20 upon the expiration or earlier termination of the Agreement, Bank will have the right, in addition to and without waiving any other rights it may have under the terms of this Agreement or applicable law, to (a) liquidate any or all of the Accounts, (b) convert the Accounts to another credit or charge program maintained by Bank or any of its Affiliates, or (c) sell the Accounts, whether by securitization or otherwise to any third party; provided, that Bank XXXX. Following the termination or expiration of the Term, at Bank's election Bank may continue to provide purchase authorizations and extend financing under the Program on Accounts existing as of the effective date of such termination or expiration (it being understood that no new Accounts shall be opened after such effective date) for up to one hundred twenty (120) days in order to effect the conversion solicitation contemplated above and Retailer shall accept the Credit Cards for such period for purposes of such add-on purchases; provided that such one hundred twenty (120) day period shall be extended an additional day for each day after such expiration or termination during which Retailer retains the right to purchase the Accounts under Section 20 (up to the number of days preceding the expiration of the applicable notice period under Section 20(b)(ii) or (iii), as the case may be). Retailer will cooperate with Bank and take any action reasonably requested by Bank, and Bank may use the Retailer Marks, if any, to communicate with Accountholders and authorized users, in connection with any such liquidation, conversion, substitution or sale. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

22.     Survival Provisions.

(a)
Except as is expressly provided to the contrary in this Agreement, all of the terms, conditions and covenants of this Agreement will continue in effect following the expiration or termination of the Term until the Final Liquidation Date.

(b)
In addition, all warranties, representations and indemnities contained in this Agreement, and the parties' obligations under Sections 11 (Ownership of Accounts and Information; Sales Taxes and Related Record Retention), 15 (Accountholder Information/Confidentiality and Data Security), 18 (Indemnification), 19 (Term/Termination), 21 (Bank’s Rights if Retailer Does Not Purchase Accounts) and 25 (Miscellaneous) will survive the termination of this Agreement and the Final Liquidation Date.

23.    Exclusivity.

(a)	During the Term, Retailer will not (and will cause its affiliates not to):

(i)
with respect to customers believed by Retailer to be residing or located within the United States directly or indirectly, accept for payment, promote, sponsor, solicit, permit solicitation of, or make available to commercial or consumer customers of Retailer or any of its affiliates or otherwise provide, any consumer credit or charge program, that in any way competes with the Program (including, without limitation, any credit facility part of any industry program, internet payment program that offers promotional credit to the consumer, credit card network or the like) whether or not such Program bears, uses or refers to any trade names of Retailer, other than:

(A)	any program offered by Bank or an affiliate of Bank,

EX10.1

(B)
any generally accepted multi-purpose credit or charge card or by generally accepted multi-purpose debit or secured cards in each case, such as American Express, MasterCard, Visa and Discover cards (provided that none of the cards referred to in this clause (2) may be “co-branded,” “sponsored” or “co-sponsored” with Retailer or bear Retailer’s name or marks), or

(C)	subject to subsection ii) below, a Second Source Program, or

(ii)
promote any other charge or credit payment vehicle not otherwise prohibited hereby (e.g. general purpose credit cards) more favorably than Accounts as a method for payment of Retailer’s goods and services. As used herein, “Second Source Program” means any consumer credit program that is available only to persons who submitted properly completed applications for an Account to, and were rejected by, Bank immediately preceding such person’s application to such other credit program.

(b)	The provisions of Section 23(a) notwithstanding,

(i)
following the date of any notice of termination by either party under Section 19, in order to provide for an orderly transition to a potential replacement financing arrangement, Retailer may initiate negotiations for such replacement program; provided that Retailer shall not (x) except as may be required under applicable securities laws, announce such replacement program earlier than XXXX prior to the scheduled end of the Term (provided, that no such announcement or other activity shall in any way portray Bank or the Program in a negative fashion), or (y) XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(ii)
Retailer may XXXX. Retailer shall notify Bank XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(iii)	Within sixty (60) days following receipt by Bank of XXXX, Bank will notify Retailer whether:

(A)	it agrees to XXXX;

(B)	it proposes additional or separate XXXX; or

(C)	it declines to do either of the above.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(iv)
If the XXXX, then Bank may nonetheless inform Retailer of XXXX Retailer may, in its sole discretion, XXXX [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(v)
If Bank notifies Retailer that it agrees to XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

EX10.1

(vi)
If Bank notifies Retailer that it proposes XXXX, then Bank and Retailer shall engage in good faith discussions regarding such proposed XXXX. If the parties do not reach agreement on any such proposed XXXX, or if Bank declines to provide any proposed XXXX, then Retailer may:

(A)	XXXX;

(B)	XXXX; or

(C)	XXXX

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(vii)	During any period that XXXX and in any of the cases described in clause (vii) above, Retailer may:

(A)	XXXX; and

(B)	XXXX).

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(viii)	For the avoidance of doubt,

(A)
XXXX, and [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(B)
if Retailer shall from time to time decide to offer new or additional product lines at Store Locations, Bank shall extend the Program and the ability of Accountholders to finance such newly added goods and/or services so long as such goods and/or services are generally similar to those sold by Retailer as of the Program Commencement Date.

(c)
If Bank elects to cease remitting payments to Retailer pursuant to Section 4(a), based on the existence of a right of termination pursuant to Section 19(b), Retailer may immediately thereafter begin accepting applications and/or processing transactions under a replacement program and the exclusivity provisions of this Section 23 shall be permanently cancelled and terminated.

24.    Rights in Technology; Cross-Licenses of Technology.

Each of Retailer and its affiliates and Bank and its affiliates shall own exclusively all technology owned by such party at the time that such technology is provided for use in establishing, developing or administering the Program, all changes made by such party with respect thereto, and any new technology created by such party in connection therewith (in the case of Retailer and its affiliates, the “Retailer Technology”, and in the case of Bank and its affiliates, the “Bank Technology”). Each of Retailer and Bank grant to the other and its respective affiliates a non-exclusive, royalty-free, fully paid up, non-assignable, non-sublicensable, worldwide right and license to use the Retailer Technology or Bank Technology, as applicable, to the extent

EX10.1

necessary or convenient solely to comply with the licensee’s obligations under the Agreement. This license shall expire at the end of the Term. Upon the expiration of this license, each licensee party shall return to the licensor party (or, at the licensor party’s option, shall destroy) the licensor’s technology then in the licensee’s possession or control. Neither party shall have any right to reverse engineer, decompile or disassemble the technology licensed to it hereunder. The limited licenses granted under this Section 21 are AS IS and without any express or implied warranty of any kind. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH LICENSING PARTY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, AGAINST INTERFERENCE OF ENJOYMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, LACK OF REASONABLE EFFORT AND LACK OF NEGLIGENCE.

25.    Miscellaneous.

(a)	Assignability.

(i)
By Retailer. Except as further provided herein, Retailer may not assign this Agreement, or its rights or obligations hereunder without the prior written consent of Bank. Retailer may, XXXX. Subject to Section 25(t), Retailer may use subcontractors to perform obligations of Retailer hereunder, but any such subcontracting will not relieve Retailer of its obligations to Bank hereunder. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(ii)
By Bank. Bank may, without Retailer’s consent, assign this Agreement to an affiliate or to any entity that acquires the portion of Bank’s business that operates the Program, or transfer or securitize all or any portion of the Accounts or any related rights or interests therein. Bank may also use subcontractors to perform obligations of Bank hereunder, but any such subcontracting will not relieve Bank of its obligations to Retailer hereunder.

(b)	Amendment.
This Agreement may not be amended except by written instrument signed by Retailer and Bank.

(c)	Nonwaiver; Remedies Cumulative.
No delay by any party hereto in exercising any of its rights hereunder, or in the partial or single exercise of such rights, shall operate as a waiver of that or any other right. No right under any provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which such waiver was given. The rights and remedies provided for in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided for by law or in equity.

(d)	Governing Law.
Except to the extent superseded by federal law applicable to banks or savings associations, this Agreement and all rights and obligations hereunder, including, but not limited to, matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws. .

(e)	Further Assurances.
Each party hereto agrees to execute all such further documents and instruments and to do all such further things as any other party may reasonably request in order to give effect to and to consummate the transactions contemplated hereby.

(f)	Notices.

EX10.1

All notices and communications given under this Agreement must be in writing and must be sent by hand, by facsimile (with confirmation of receipt by e-mail), by certified mail, return receipt requested, or by nationally recognized overnight courier service addressed to the party to whom such notice or other communication is to be given or made at such party's address as set forth below. Notices sent by hand or by facsimile as provided herein will be deemed given on the day given or sent. Notices sent by mail or overnight courier service will be deemed given one (1) business day after being sent, as follows:
if to Retailer:                    if to Bank:
Select Comfort Corporation                Synchrony Bank
9800 59th Avenue North                170 Election Road, Suite 125
Minneapolis, MN 55442                Draper, Utah 84020
Attn: Chief Financial Officer                Attn: President

with a copy to:                    with a copy to:

Select Comfort Corporation                Synchrony Bank
9800 59th Avenue North                170 Election Road, Suite 125
Minneapolis, MN 55442                Draper, Utah 84020
Attn: General Counsel                Attn: Counsel

(g)	Compliance Obligations.

(i)	Access; Cooperation.

(A)
By Retailer. Retailer will permit Bank, and hereby authorizes Bank, to audit and monitor the administration and promotion of the Program through anonymous requests to open or utilize credit card accounts under the Program and by other lawful means. In addition, Retailer will permit Bank’s representatives to visit Retailer’s offices, and if otherwise required hereunder, obtain the consent of its Third Party Vendors (as defined in Section 25(t) below) to visit their offices, during normal business hours with reasonable advance notice and provide access to Retailer (and Third Party Vendor to the extent consent from them to do so is otherwise required hereunder) records relating to the Program to Bank or Bank’s regulators to the extent such access is requested by Bank or Bank’s regulators. Retailer and Bank further agree to cooperate with each other to ensure ongoing security and protection of applicant and Accountholder data and to ensure that the Program complies in all respects with all applicable laws. Retailer will, and will use commercially reasonable efforts to cause its vendors, agents and subcontractors to, make changes recommended by Bank with regard to data security and compliance with all applicable laws. .

(B)
By Bank: Bank agrees to keep and maintain accurate and detailed records of all matters respecting the Program as it relates to Retailer in accordance with generally accepted standards and in compliance with any applicable law, rule or regulation. Retailer shall have the right, with reasonable prior notice, to audit Bank’s books and records as they may relate to any payments made under this Agreement.

(ii)	Advertising.

Retailer will ensure that credit-related advertising and other disclosures or processes applicable to the Program created by Retailer comply with applicable law. Retailer will (x) as directed by Bank, either (A) submit any credit-related advertising and disclosures applicable to the Program for prior review by Bank (pursuant to a review process developed by Bank and incorporated in the Operating Procedures, as the same may be updated from time to time on a prospective basis upon at least 30 days prior written notice to Retailer), or, (B) follow the most current versions of advertising templates provided to Retailer by Bank, and, in either case, (y) use such Bank-approved advertising, templates, and other disclosures or processes in the

EX10.1

manner directed by Bank. Without limiting Bank’s rights under this Agreement, if Bank informs Retailer (which may be done in writing, by email, or by telephone) of any errors or compliance violations in Retailer’s credit-related advertising or disclosures, Retailer will, within five (5) business days either a) cease using the advertising or disclosures at issue or b) correct the error(s)/violation(s) so that such advertising or disclosures can be used prospectively. XXXX. To the extent that Retailer submits advertising to Bank under this Section, and Bank approves the advertising in writing, Bank will indemnify Retailer pursuant to Section 18(b) for the consumer credit-related aspects of the advertising that were explicitly approved by Bank as if the advertising was conducted by Bank, but Bank’s indemnification obligations will only apply to the extent that Retailer is in compliance with all direction provided to Retailer by Bank regarding the advertising, the advertising was conducted within three (3) months after the approval was provided by Bank, and Bank has not rescinded its approval. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

(iii)	POS Process.

Retailer will ensure that its point-of-sale (POS) processes and systems comply with all applicable laws, including any and all compliance and regulatory requirements communicated to Retailer by Bank. Additionally, Retailer will provide reasonable assistance to Bank so that Bank may, in its discretion, review Retailer’s POS processes or sample transactions to ensure compliance. Retailer will address, within a time period reasonably acceptable to Bank but in no event shall such reasonable period be less than thirty (30) days, any deficiency in Retailer’s POS processes or systems that results or would result in any transaction or the Program failing to be in full compliance with all applicable law. Without limiting Bank’s rights under this Agreement, Bank may, at Bank’s sole discretion, suspend or modify Retailer’s ability to offer promotions under the Program until any deficiencies are corrected. Retailer will notify Bank of any changes to its POS process which relate to or impact the Program with as much advance notice as is reasonably practicable; provided that the notice will be at least thirty (30) days in advance of any POS change implementation. Retailer will also remediate, or will reimburse Bank for Bank’s remediation of, any transactions that were not handled by Retailer in accordance with the Operating Procedures and applicable law, regardless of whether Bank reviews Retailer’s POS process or communicates specific requirements to Retailer.

(iv)	Applicable Law.

As used in this Agreement, references to “applicable law” or “law” will be deemed to include and refer to all federal, state and local statutes, codes, ordinances, regulations, laws (including laws relating to fair lending and unfair, deceptive or abusive acts or practices), published regulatory guidelines and regulatory interpretations, judicial or administrative orders and interpretations, and, in the case of Bank, regulatory guidance (including regulations and regulatory guidance pertaining to bank safety and soundness), orders or directives and examination report comments.

(h)	Financial Accommodation.
Retailer acknowledges that this Agreement is a financial accommodation contract (as such is defined in Section 365(c)(2) of Title 11 of the United States Code) for the benefit of Retailer, which means that it is not intended to be subject to assumption by a debtor in possession in bankruptcy.

(i)	Value-Added Programs/Products.

Bank and Bank’s affiliates may market or may authorize third parties to market (i) additional products and services that do not compete with the products or services produced or sold by Retailer to Accountholders, via direct mail, billing inserts and otherwise and may finance such products or services

EX10.1

on Accounts, and (ii) additional credit and financial products and services that do not compete with the products or services produced or sold by Retailer (including without limitation a general purpose bankcard) to customers at the point of sale or as a companion product for an established Account. Bank may not use the Marks (other than Retailer’s name) in any such solicitations without the express written consent of Retailer and Bank shall follow any guidelines provided by Retailer in respect thereof. Retailer will have no rights with respect to any proceeds of such additional products and services.

(j)	No Consequential Damages.
Notwithstanding anything to the contrary in this Agreement, Bank and Retailer shall not be liable to the other under or in connection with this Agreement or the program for any first party claim for any indirect, consequential or other non-direct damages relating to prospective profits, income, anticipated sales or investments, or goodwill, or for any punitive or exemplary damages; provided, that the damages limitation set forth in this Section shall not apply to any Damages arising out of the failure of the parties under Section 15 (“Accountholder Information/Confidentiality and Data Security”), 23 (“Exclusivity”), or 25(p) (“Confidentiality”) or from Damages which result from an obligation of Bank or Retailer to pay any third party damages claims to the extent such third party claims otherwise fall under Bank’s or Retailer’s respective indemnity obligations hereunder.

(k)	Force Majeure.
Neither party shall be deemed to be in breach of this Agreement if it fails to make any payment or perform any other obligation and such failure is a result of a Force Majeure Event. As used herein, “Force Majeure Event” shall mean any of the following: acts of God, fire, earthquake, acts of war or terrorism, explosion, accident, nuclear disaster, riot, or other event beyond a party’s reasonable control, rendering it illegal, impossible or untenable for such party to perform as contemplated in, or to offer the Program on the terms contemplated under, this Agreement.

(l)	Use of Marks; Public Announcements.

(i)
Retailer hereby grants Bank a nonexclusive, royalty-free, nontransferable (provided that such restriction shall not limit Bank’s right to use contractors and Affiliates to produce branded materials contemplated hereby) license to use its names and any related marks, tradestyles, trademarks, service marks, logos or similar proprietary designations as the same currently exist and as they may be amended or adopted by Retailer from time to time (“Marks”) in the United States in connection with the establishment, administration and operation of the Program, and in connection with the ownership, liquidation or transfer of Accounts created pursuant hereto, during and after (as expressly allowed by this Agreement) the term of this Agreement (including, without limitation, the exercise by Bank of its rights and fulfillment of its obligations under this Agreement and under applicable law). Without the prior written consent of Bank, Retailer may not use Bank’s (or any affiliate thereof) names or any related marks, logos or similar proprietary designations; provided, that Retailer may use Bank’s business name, in the nominative sense, in connection with any credit disclosure verbiage included in any advertising of the Program. If Bank consents to a use other than in the nominative sense, Retailer shall comply with all guidelines provided to Retailer by Bank from time to time, including as set forth on a website designated by Bank applicable to such use. Any such consent, including any limitations, shall remain valid until the earlier of termination of this Agreement or Bank’s written withdrawal thereof.

(ii)
Bank will use the Marks in accordance with the reasonable written instructions provided to Bank by Retailer. Bank is not acquiring any right, title or interest in the Marks, and will not take any action inconsistent with the Retailer’s ownership of the Marks. Any goodwill arising from Bank’s use of the Marks will inure solely to the benefit of Retailer.

(iii)
The parties shall consult with each other before they, or any affiliate or agent, draft any press release or public statement with respect to this Agreement or the Program and no such press release or public statement shall be issued prior to receiving express written approval of the other, except, in each case, as may be required by applicable law or regulation.

EX10.1

(m)	Credit Approval.
With respect to any credit approval mechanism or process employed by Bank in connection with the Program, Retailer acknowledges that it is a “service provider” for Bank for purposes of communicating credit decisions to Retailer’s customers.

(n)	Incorporation of Schedules and Appendices.
Each Schedule and Appendix attached hereto is hereby incorporated by reference.

(o)	Entire Agreement.
This Agreement (together with the schedules and appendices, if any, attached hereto) is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior understandings and agreements whether written or oral. This Agreement supersedes any prior agreement between the parties. If any provision of this Agreement is held to be invalid, void or unenforceable, all other provisions shall remain valid and be enforced and construed as if such invalid provision were never a part of this Agreement and as closely aligned to the parties original intent.

(p)	Confidentiality.
All material and information supplied by one party to the other party under this Agreement, including, but not limited to, information concerning a party’s marketing plans, objectives or financial results (“Confidential Information”), is confidential and proprietary. All such information will be used by each party solely in the performance of its obligations and exercise of its rights pursuant to this Agreement. Each party will receive Confidential Information from the other party in confidence and will not disclose such Confidential Information to any third party, except (i) as contemplated under this Agreement; (ii) as may be agreed upon in writing by the party providing such Confidential Information; (iii)  to an affiliate of the receiving party (provided, that such party shall ensure that such Affiliate is aware of and agrees to be bound by (and shall be responsible for any failure of such Affiliate to adhere to) the confidentiality obligations to which the receiving party is subject with respect to Confidential Information; (iv) to the extent necessary, in exercising or enforcing its rights; or (v) as required by law. Each party will use its best efforts to ensure that its officers, employees, agents and Subcontractors take such action as will be necessary or advisable to preserve and protect the confidentiality of Confidential Information; provided that in no case should a party take less care with Confidential Information as it takes with its own confidential and proprietary information. Upon written request after the Final Liquidation Date, each party will return to the party providing such Confidential Information all such Confidential Information in its possession or control. Confidential Information will not include information in the public domain and information lawfully obtained from a third party.

(q)	Reporting; Redacting.
The foregoing paragraph to the contrary notwithstanding, if Retailer is obligated to file periodic reports with the Securities and Exchange Commission, then Retailer shall have the right to file a copy of this Agreement with the applicable commission or governmental agency to the extent necessary , in Retailer’s reasonable opinion, to comply with any applicable disclosure laws or regulations (including any reporting requirement of the Securities and Exchange Commission), or any listing requirement of any stock exchange, including NASDAQ, applicable to Retailer. Retailer will redact all sensitive financial information, and other provisions requested by Bank and that is allowed to be redacted by applicable law, and file a confidential treatment request whenever it files a copy of this Agreement with the Securities and Exchange Commission on any other entity pursuant to this paragraph. In addition, Retailer will provide Bank at least five (5) business days to review and comment on any proposed redactions and accompanying correspondence for any filing of the Agreement as allowed by this Section.

(r)	Prohibition on Illegal Gambling.

EX10.1

Retailer shall not knowingly permit any Card issued under this Agreement to be used to place, receive, or otherwise knowingly transmit a bet or wager by any means which involves the use, at least in part, of the internet where such bet or wager is unlawful under any applicable Federal or State law in the State or Tribal lands in which the bet or wager is initiated, received, or otherwise made.

(s)	Internet and Telephone Transactions.

(i)
Retailer will continue to make available and accept applications and purchases over the telephone and internet. In connection therewith, Retailer will accept applications, conduct transactions and make all disclosures in accordance with the Operating Procedures.

(ii)
Retailer will use commercially reasonable efforts to promote the Program through a link on its website. Such imbedded link shall link to a webpage hosted by Bank or Bank’s agent containing an on-line application. The link will link directly to Bank’s specified webpage with no intermediate links. Retailer will reasonably consider Bank’s request with respect to the placement of such link on Retailer’s webpage. Retailer will also develop, maintain and operate its website so that all purchases processed through the website will be transmitted and accepted on a secure basis which ensures, among other things, that such information cannot be altered, viewed or captured by an unauthorized party. Unless the parties mutually agree in writing otherwise, Retailer will use processes that are hosted by the Bank for making any required disclosures and consents in connection with internet applications and purchases.

(iii)
Retailer will cause all authorizations processed through the internet or telephone channels to be separately tagged with a unique store or sale number for each of the internet or telephone channels respectively.

(t)	Third Party Vendors.
Retailer acknowledges and agrees that the following terms and conditions will apply with respect to any third party vendor or contractor Retailer engages in any capacity in connection with its rights or obligations hereunder if such third party would receive or have access to any non-public personal information about any Accountholder or applicant, including, but not limited to, through Retailer’s website or call-center (each such third party is referred to herein as a “Third Party Vendor”):

(i)
prior to engaging any Third Party Vendor, Retailer will (x) notify Bank of its intention to engage such Third Party Vendor, (y) ensure that such Third Party Vendor has sufficient controls in place to comply with clauses (iii) and (iv) below, and (z) ensure that the employees of such Third Party Vendor who will be responsible for fulfilling Retailer’s obligations under the Program have been trained sufficiently so as to be able to properly fulfill Retailer’s responsibilities hereunder;

(ii)
for each Third Party Vendor authorized to process Card transactions through Retailer’s website, the terms and conditions of this Agreement, including those applicable to settlement, chargeback rights and indemnities, will apply to all transactions in which such Third Party Vendor processes any Card transaction or otherwise participates in the Program on behalf of Retailer and Retailer will have the same responsibility and liability under this Agreement with respect to such transactions and participation as if Retailer had accepted the Account and sold the merchandise or services;

(iii)
without limiting the preceding clause (ii), Retailer will be responsible for each Third Party Vendor’s compliance with the provisions of Section 15 and 25(p) notwithstanding that Bank, and not Retailer, may have provided the applicable Accountholder Information to such Third Party Vendor;

(iv)
the provisions of Section 15(e) will apply to the Third Party Vendor and any breach of its systems, and Retailer will be responsible for satisfying the obligations of the Affected Party in any case in which there has been any actual or threatened breach of such Third Party Vendor’s systems;

EX10.1

(v)	as between Bank and the Third Party Vendor, Bank is and will remain the sole and exclusive owner of all right, title and interest in and to all Accountholder Information;

(vi)
to the extent the Third Party Vendor has access to Accountholder Information in connection with the processing of Card transactions, including through Retailer’s website, it will only use such Accountholder Information for the limited purpose of processing Card transactions, and will not, without the express written consent of Bank, in each instance, commingle any Accountholder Information with any other data or information; and

(vii)
Bank may terminate the functionality of the Cards through any medium operated by a Third Party Vendor at any time upon notice to Retailer if Bank determines that (A) such Third Party Vendor is failing to comply in all material respects with (1) the terms of the Agreement, as applicable to it through this Section 25(t), or (2) applicable law, or (B) allowing the Third Party Vendor to continue to receive or have access to Accountholder Information, including in connection with processing Card transactions, is likely to result in reputational or business harm to Bank.

(u)	Obligations Subject to Law.
All obligations of either party hereunder shall be subject to all applicable laws, including any changes or amendments thereto and either party may take, subject to any notice provisions contained herein, any actions that it in good faith believes are required by then applicable law or the direction of any regulatory authority or, in Bank’s case, to prevent the occurrence of an “unsafe or unsound” banking practice (as defined in 12 U.S.C. § 1818).

(v)	Joint and Several Obligations.

(i)
Unless the context otherwise suggests, (a) all references to “Retailer” shall mean each of the Retailer-parties listed in the preamble paragraph above and shall also mean both such parties collectively, (b) all duties, liabilities and obligations of Retailer hereunder shall be the joint and several obligations of each Retailer party listed in the preamble paragraph above, and (c) all representations and warranties made by Retailer hereunder shall be deemed to have been made by each Retailer party individually, as well as by both such parties collectively.

(ii)
For purposes of this Agreement, (a) any discretionary action or election that is authorized or permitted to a party hereunder may be made or taken only by Select Comfort and (b) notice given or demand made upon either Retailer party shall be deemed to be notice given to or demand made upon both Retailer parties. Retailer covenants for the benefit of Bank to enter into such agreements and to make such other arrangements as may be necessary to provide Select Comfort the power and authority to exercise all rights provided to Retailer hereunder and to ensure that each Retailer party receives copies of all such notices or demands from any other Retailer party hereunder. Whenever this Agreement requires that payments be made to Retailer, Bank may make such payments directly to either Retailer party, which Retailer party shall receive such payment in trust for itself and the other Retailer party entitled to all or any portion thereof. Bank shall have no obligation to ensure and no liability for the correct application of any payments made by it among the different Retailer parties. Bank may exercise its chargeback rights against either Retailer party, regardless of which of the Retailer parties originated the corresponding Account or purchase transaction.

[SIGNATURE PAGE FOLLOWS]

EX10.1

IN WITNESS WHEREOF, Bank and Retailer have caused this Agreement to be executed by their respective officers thereunto duly authorized by all requisite corporate action as of the date first above written. Each of Bank and Retailer represent and warrant that upon execution by each party, this Agreement will constitute a legal, binding obligation of such party, enforceable against such party in accordance with its terms. The Parties expressly consent and agree that this Agreement may be electronically signed. The Parties agree that electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

“RETAILER”:	Select Comfort Corporation Select Comfort Retail Corporation	Synchrony Bank
Signature:	/s/ David R. Callen	/s/ Anthony S. Foster
Name:	David R. Callen	Anthony S. Foster
Title:	SVP	SVP
Date:	6/24/2014	6/24/2014
For SC Use Only: Internal Approvals as to Form
Business:
Legal
Sourcing:	N/R
Finance:	N/R
IT:	N/R

EX10.1

APPENDIX A
INDEX OF DEFINITIONS

Key: “defined term”…….page [section]

12 Month WPDI Promotion	35 [App. B (III)(c)(i)]	Negotiation Period	18 [19(b)(viii)]
Absentee Purchase	3 [3(o)]	Net Cost of Sales	18 [19(b)(viii)]
Accountholder	2 [2(e)], 36 [App. C(h)]	Net Program Sales	7 [6(i)], 36, 40
Accountholder Information	11 [11(a)]	Net Worth	34 [App. B(III)]
Accounts	1 [Preamble]	New Account	36 [App. C(h)]
Acquired Program	22 [23(b)(ii)]	New Accountholder	36 [App. C(h)]
Affected Party	14 [15(e)]	New Accountholder Information	36 [App. C(h)]
Agreement	1 [Preamble]	New Pricing	18 [19(b)(viii)]
Annual Volume Discount	40 [Schd. 6(h)(1)]	New Program	37 [App. C(h)]
Approval Rate Threshold	18 [19(b)(ix)]	Operating Procedures	2 [2(d)]
Bank	1 [Preamble]	Prior Program	1 [Preamble]
Bank Technology	24 [24]	Prior Program Agreement	1 [Preamble]
Base Twelve Month LIBOR	7 [6(i)]	Program	1 [Preamble]
breach	14 [15(e)]	Program Year	5 [6(c)]
breach of security	14 [15(e)]	Quarterly Growth Volume Discount	40 [Schd. 6(h)(2)]
Card‑Not‑Present Purchase	10 [9(1)(ix)]	Quarterly Program Growth	40 [Schd. 6(h)(2)]
Cards	1 [Preamble]	Reorganization	17 [19(b)(v)]
Change in Law	18 [19(b)(vi)]	Replacement Program	20 [19(b)(xiii)]
Charge Transaction Data	3 [4(a)], 36 [App. C(h)]	Reserve Account	4 [4(c)]
COF Quarter	6 [6(f)]	Retail Shopper Data	11 [11(b)], 14 [15(b)]
Collateral Account	8 [8(b)]	Retailer	1 [Preamble]
Competing Offer	18 [19(b)(viii)], 20 [19(b)(xiii)]	Retailer Fee	7 [6(i)], 35
Competing Offer Conforming Period	20 [19(b)(xiii)]	Retailer Fee Percentage	7 [6(i)], 35
Competitive Pricing Procedures	18 [19(b)(viii)]	Retailer Technology	24 [24]
Confidential Information	28 [25(p)]	SC Acquirer	24 [25(a)]
Conforming Changes	20 [19(b)(xiii)]	SCRC	1 [Preamble]
Credit Review Point	5 [5(b)]	Second Source Program	22 [23(a)(i)]
CRP Threshold Date	4 [5(b)]	Select Comfort	1 [Preamble]
Damages	15 [18(a)]	Special Discount Cap	5 [6(a)]
Effective Date	1 [Preamble]	Special Discount Rate	5 [6(a)]
Eligible Letter of Credit	8 [8(f)]	Special Discount Sales	5 [6(a)]
Final Liquidation Date	4 [4(c)]	Substitute Collateral	8 [8(e)]
Force Majeure Event	27 [25(k)]	Substitute Collateral Documentation	9 [5(b)]
Fraud Cap	10 [10(a)]	Tangible Net Worth	34 [App. B(III)]
GAAP	34 [App. B(III)]	Term	16 [19(a)]
Intangible Assets	34 [App. B(III)]	Third Party Vendor	29 [25(t)]
Internal Program	19 [19(b)(xi)]	Twelve Month LIBOR	7 [6(i)], 20 [19(b)(xiii)]
Letter of Credit	9 [5(b)]	Uncontrollable Fraud	10 [10(a)]
Letter of Credit Amount	9 [5(b)]	Volume Discounts	7 [6(h)]
Letter of Credit Event	9 [5(b)]	Working Capital	34 [App. B(III)]
Marks	27 [25(l)]

EX10.1

APPENDIX B
FINANCIAL COVENANTS

I.     FINANCIAL COVENANTS

Minimum Tangible Net Worth. Retailer shall, at all times, maintain a Tangible Net Worth equal to or greater than XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

Minimum Working Capital: Retailer shall, as of the end of each fiscal quarter of Retailer, maintain Working Capital equal to or greater than XXXX. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

II.    REPORTING

In order to establish compliance with the Financial Covenant set forth above, Retailer will use commercially reasonable efforts to deliver to Bank (i) within forty-five (45) days after the end of each fiscal quarter of Retailer, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or non-compliance with the Financial Covenant for such fiscal quarter, and (ii) within ninety (90) days after the end of Retailer’s fourth fiscal quarter during each fiscal year, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or noncompliance with the Financial Covenant for such fiscal quarter. Unless otherwise specifically set forth to the contrary, all financial calculations contemplated herein shall be performed in accordance with GAAP.

III.    DEFINITIONS

“GAAP” means generally accepted accounting principles applicable in the United States, consistently applied; provided that, if any change to GAAP after the date hereof shall materially affect computations determining compliance with the financial ratios and covenants set forth herein or otherwise in the Agreement, if either Bank or Retailer shall so request, the Bank and Retailer shall negotiate in good faith to amend such ratios or covenants to preserve the original intent thereof in light of such change in GAAP; provided further that, until so amended, (a) such ratio or restriction shall continue to be computed in accordance with GAAP prior to such change therein and (b) Retailer shall provide to the Bank financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratios or restrictions made before and after giving effect to such change.

“Intangible Assets” means, with respect to any entity and as of any date of determination, the sum of (i) all of such entity's assets which should be classified as intangible assets (such as goodwill, patents, trademarks, copyrights, franchises, and deferred charges including unamortized debt discount and research and development costs) in accordance with GAAP, (ii) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, and (iii) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with business operation.

“Net Worth” means, with respect to any entity and as of any date of determination, all items which should be included as assets of such entity, less all items which should be included as liabilities of such entity, in each case, determined in accordance with GAAP.

“Tangible Net Worth” means, with respect to any entity and as of any date of determination, the Net Worth of such entity, less the amount of such entity's Intangible Assets.

EX10.1

“Working Capital” means with the respect to Retailer and as of any date of determination, current assets of Retailer determined in accordance with GAAP minus the current liabilities of Retailer determined in accordance with GAAP.

EX10.1

APPENDIX C
PIVOT PLUS PROGRAM

(a)General Statement; Notice of New Program Terms. Anything in the Agreement to the contrary notwithstanding, Retailer and Bank agree that Bank shall offer and Retailer shall participate in the New Program and accept New Accounts to finance purchases from Retailer as set forth herein. Bank shall give Retailer written notice of any changes to the terms and conditions of the New Program at least thirty (30) days prior to the effective date of such changes. It is the intention of Bank and Retailer that the provisions of the Agreement that relate to the acceptance of Cards, the submission of Charge Transaction Data to Bank in connection therewith, the issuance of related credits, the resolution of disputes and the processing of related chargebacks and all provisions relating to the confidentiality, privacy and security of the resulting information shall apply to the New Program to the greatest extent possible. For the avoidance of doubt, any limitations or prohibitions set forth in the Agreement on financing a particular product or service (or category of products or services) on Accounts shall apply equally to financing any such product or service on New Accounts. Without limiting the foregoing and anything in the Agreement to the contrary notwithstanding, Retailer shall not accept New Accounts to finance the purchase of gift cards, gift certificates or similar products or to reload any such products.
(b)Section 2 (Retailer’s Responsibilities). The rights and responsibilities of Retailer pursuant to Section 3 shall apply to New Accountholders and the New Program, except in any circumstance in which a provision purports to (or should reasonably be read to) deal solely with the Program and, in such case, such provision shall apply solely to the Program; provided that Retailer may elect to emphasize either the promotion of the Program over the New Program or the New Program over the Program, as it determines in its sole discretion, from time to time.
(c)Settlement; Retailer Fee Percentages; Re-pricing (Sections 4 and 6).
(i)Except as set forth in the next sentence, the settlement provisions of Section 4 and the Retailer Fee payment provisions of Section 6 shall apply to Charge Transaction Data submitted by Retailer in connection with the acceptance of New Accounts to the same extent as Charge Transaction Data submitted in connection with Accounts originated under the Program. The foregoing notwithstanding, for any purchase financed on a New Account that is equal to or greater than XXXX, Retailer shall apply a credit based promotion with an interest deferral period of twelve (12) months (a “12 Month WPDI Promotion”); provided that, if the New Accountholder declines such promotional offer (or the purchase is less than XXXX then the standard, non-promotional New Accountholder terms (including the Base Rate) shall apply to such purchase. [Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]
(ii)The initial Retailer Fee Percentage for the 12 Month WPDI Promotion offered to New Accountholders shall be the same as the Retailer Fee Percentage offered to Accountholders under the Program as of the date hereof; provided, that Bank shall have the right, in its discretion, to alter the 12 Month WPDI Promotion Retailer Fee Percentage solely with respect to the New Program at any time upon fifteen (15) days’ prior written notice to Retailer. Bank shall also have the right to revise the rate for the non-promotional purchases with respect to the New Program upon fifteen (15) days’ prior written notice to Retailer. In either such case, if Retailer rejects the revised Retailer Fee Percentage or the revised non-promotional purchase rate, as the case may be, Retailer’s sole remedy shall be to terminate the New Program pursuant to Section G of this Appendix. If Retailer accepts the revised Retailer Fee Percentage for the 12 Month WPDI Promotion to be offered under the New Program, or the revised non-promotional purchase rate, any such increase shall not be taken into account with respect to Retailer’s termination right under Section 19(b)(viii).
(iii)The definitions of “Retailer Fee” and ”Retailer Fee Percentage” are deemed revised for purposes of the preceding paragraphs so as to include Charge Transaction Data related to New Accounts.

EX10.1

(d)Solicitation; Program Economics Generally.
(i)Anything in the Agreement to the contrary notwithstanding, Bank shall have the right to solicit Accountholders for New Accounts with the prior written consent of Retailer (which may be by email).
(ii)All references in the Agreement to “Net Program Sales” for any period shall be deemed to include net sales volume and credits relating to purchases made at Retailer and financed under the New Program during such period, and otherwise consistent with the definition of Net Program Sales.
(e)New Accounts. The following terms and conditions shall apply with respect to New Accounts and the New Program: (1) Bank shall own and have sole control over all New Accounts and all information pertaining to New Accounts and New Accountholders (“New Accountholder Information”), except that under no circumstances will New Accountholder Information be deemed to include information received by Retailer separate or apart from the New Program, even if such information is in whole or in part identical to any such information received by Bank through the New Program, including information received by Bank as part of credit applications, and such independently developed information shall not be subject to the use restrictions set forth in this Section E.; (2) Retailer shall not have access to any New Accountholder Information; (3) Bank shall have sole control over all New Account terms and conditions and the credit criteria used to manage New Accounts; (4) The Operating Procedures shall apply to Retailer’s acceptance of New Accounts; provided, that Bank may distribute in the ordinary course any additional Operating Procedures applicable to the New Program and such additional Operating Procedures will be effective within a reasonable period after distribution; (5) indebtedness applicable to New Accounts shall not be included in the Credit Review Point applicable to the Program (or for any similar purpose under the Agreement); (6) billing inserts and statement messages applicable to New Accounts shall only be available to Bank or its designees; (7) Retailer shall not accept any payment from a New Accountholder on such person’s New Account; and (8) the provisions of Section 9 apply to New Accounts (subject to the limits on chargeback rights provided in Section (f) below).
(f)Sections 9 and 10 (Chargebacks; Fraud Losses). The provisions of Section 9 shall apply to the New Program, other than Section 9(x) (regarding applications), which shall apply solely to the Program. Section 10 shall not apply to New Accounts.
(g)Termination of New Program. Either party shall have the right to terminate the New Program, without cause, upon fifteen (15) days’ written notice to the other party. The parties acknowledge and agree that a decision by either party to terminate the New Program at any time and for any reason shall not result in a termination of the Program; provided, that if either party terminates the Program pursuant to any provision of Section 19(b) or the Program is terminated upon expiration of the Term, then such termination shall apply to the New Program as well. In any case in which a party shall have terminated the New Program pursuant to this Section or the New Program shall have been terminated under the preceding sentence, the parties acknowledge that their respective obligations under the Agreement with respect to transactions occurring on New Accounts prior to such termination shall continue (e.g., chargeback and credit processing). Without limiting the foregoing, following any termination of the New Program, Bank shall have the sole right to liquidate any or all of the New Accounts in any manner Bank reasonably determines
(h) Definitions. The definitions of “Accountholder” and “Charge Transaction Data” are restated and the definitions “New Account”, “New Accountholder” and “New Program” are hereby added to the Agreement:
“Accountholder” means any natural person who has entered into an Accountholder Agreement with Bank or which is or may become obligated under or with respect to an Account or a New Account.
“Charge Transaction Data” means Account and related Accountholder and authorized user identification and transaction information transmitted by Retailer to Bank with regard to a charge or a credit to an Account. Charge Transaction Data shall also include New Account and related New Accountholder and authorized user identification and transaction information transmitted by Retailer to Bank with regard to a charge or a credit to a New Account.

EX10.1

“New Account” means the legal relationship established by and between a New Accountholder and Bank pursuant to a Card agreement connected to the New Program, together with all indebtedness owing thereunder from time to time and any current or future guaranties, security or other credit support therefor.

“New Accountholder” means individuals who have applied for and been approved for a new Account under the New Program.

“New Program” means a separate consumer finance program branded under the name “Pivot Plus” and operated in parallel with the Program.

EX10.1

SCHEDULE 6(a)
to
Retailer Program Agreement
(Select Comfort)

Initial Approved Credit-Based Promotions
A.    Non-Promotional Credit Offer: Retailer Fee Percentage: XXXX%

B.    Credit-Based Promotions:

Table 1 - Current Retailer Fee Percentages at Twelve Month LIBOR of XXXX

Promotion	Retailer Fee Percentage
	Retail	Telephone/Internet
6 Month WPDI	XXXX	XXXX
12 Month WPDI	XXXX	XXXX
13 Month WPDI	XXXX	XXXX
14 Month WPDI	XXXX	XXXX
15 Month WPDI	XXXX	XXXX
16 Month WPDI	XXXX	XXXX
17 Month WPDI	XXXX	XXXX
18 Month WPDI	XXXX	XXXX
19 Month WPDI	XXXX	XXXX
20 Month WPDI	XXXX	XXXX
21 Month WPDI	XXXX	XXXX
22 Month WPDI	XXXX	XXXX
23 Month WPDI	XXXX	XXXX
24 Month WPDI	XXXX	XXXX
	XXXX	XXXX
18 Month EPNI	XXXX	XXXX
24 Month EPNI	XXXX	XXXX
25 Month EPNI	XXXX	XXXX
26 Month EPNI	XXXX	XXXX
27 Month EPNI	XXXX	XXXX
28 Month EPNI	XXXX	XXXX
29 Month EPNI	XXXX	XXXX
30 Month EPNI	XXXX	XXXX
31 Month EPNI	XXXX	XXXX
32 Month EPNI	XXXX	XXXX
33 Month EPNI	XXXX	XXXX
34 Month EPNI	XXXX	XXXX
35 Month EPNI	XXXX	XXXX
36 Month EPNI	XXXX	XXXX
48 Month EPNI	XXXX	XXXX

60 Month Fixed Pay @ XXXX	XXXX	XXXX
72 Month Fixed Pay @ XXXX	XXXX	XXXX

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

EX10.1

The Retailer Fee Percentages set forth in Table 1 above are effective as of January 1, 2014, and will remain in effect until such time as the Retailer Fee Percentages are revised as set forth in Sections 6(c) or 6(e).

Table 2 - Standard Retailer Fee Percentages at Base Twelve Month LIBOR of XXXX

Promotion	Retailer Fee Percentage
	Retail	Telephone/Internet
6 Month WPDI	XXXX	XXXX
12 Month WPDI	XXXX	XXXX
13 Month WPDI	XXXX	XXXX
14 Month WPDI	XXXX	XXXX
15 Month WPDI	XXXX	XXXX
16 Month WPDI	XXXX	XXXX
17 Month WPDI	XXXX	XXXX
18 Month WPDI	XXXX	XXXX
19 Month WPDI	XXXX	XXXX
20 Month WPDI	XXXX	XXXX
21 Month WPDI	XXXX	XXXX
22 Month WPDI	XXXX	XXXX
23 Month WPDI	XXXX	XXXX
24 Month WPDI	XXXX	XXXX

18 Month EPNI	XXXX	XXXX
24 Month EPNI	XXXX	XXXX
25 Month EPNI	XXXX	XXXX
26 Month EPNI	XXXX	XXXX
27 Month EPNI	XXXX	XXXX
28 Month EPNI	XXXX	XXXX
29 Month EPNI	XXXX	XXXX
30 Month EPNI	XXXX	XXXX
31 Month EPNI	XXXX	XXXX
32 Month EPNI	XXXX	XXXX
33 Month EPNI	XXXX	XXXX
34 Month EPNI	XXXX	XXXX
35 Month EPNI	XXXX	XXXX
36 Month EPNI	XXXX	XXXX
48 Month EPNI	XXXX	XXXX

60 Month Fixed Pay @ XXXX	XXXX	XXXX
72 Month Fixed Pay @ XXXX	XXXX	XXXX

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

The Realer Fee Percentages set forth in Table 2 above are subject to revision as set forth in Sections 6(c) and 6(e).

EX10.1

SCHEDULE 6(h)
to
Retailer Program Agreement
(Select Comfort)

XXXX

[This Schedule has been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Schedule that has been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]